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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SYNTA PHARMACEUTICALS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
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April 30, 2015

To Our Stockholders:

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Synta Pharmaceuticals Corp. to be held at 9:00 a.m. ET on Thursday, June 11, 2015, at our offices at 45 Hartwell Avenue, Lexington, Massachusetts 02421.

        Details regarding the meeting, the business to be conducted at the meeting, and information about Synta Pharmaceuticals Corp. that you should consider when you vote your shares are described in this proxy statement.

        At the Annual Meeting, two persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015, to approve the 2015 Stock Plan and to approve the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

        We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

        Thank you for your continued support of Synta Pharmaceuticals Corp. We look forward to seeing you at the Annual Meeting.

Sincerely,

Keith R. Gollust Chairman of the Board

YOUR VOTE IS IMPORTANT.
PLEASE CAST YOUR VOTE PROMPTLY.

SYNTA PHARMACEUTICALS CORP.
NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. ET
DATE:	Thursday, June 11, 2015
PLACE:	The offices of Synta Pharmaceuticals Corp. 45 Hartwell Avenue, Lexington, MA 02421

PURPOSES:

1.
To elect two directors to serve three-year terms expiring in 2018;

2.
To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.
To approve the 2015 Stock Plan;

4.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

5.
To transact such other business that is properly presented at the meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Synta Pharmaceuticals Corp. common stock at the close of business on April 16, 2015. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at our principal executive offices located at the above address.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Wendy E. Rieder, Esq. Secretary

April 30, 2015

i

ii

SYNTA PHARMACEUTICALS CORP.
45 HARTWELL AVENUE
LEXINGTON, MA 02421
(781) 274-8200

PROXY STATEMENT FOR THE SYNTA PHARMACEUTICALS CORP.
2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2015

        This proxy statement, along with the accompanying notice of 2015 Annual Meeting of Stockholders, contains information about the 2015 Annual Meeting of Stockholders of Synta Pharmaceuticals Corp., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. ET on Thursday, June 11, 2015, at our corporate offices located at 45 Hartwell Avenue, Lexington, Massachusetts 02421.

        In this proxy statement, we refer to Synta Pharmaceuticals Corp. as "Synta," "the Company," "we" and "us."

        This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

        On or about May 5, 2015, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting.

        Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2014 annual report, which includes our financial statements for the fiscal year ended December 31, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 11, 2015

        This proxy statement, the Notice of Annual Meeting of Stockholders and our 2014 annual report to security holders are available for viewing, printing and downloading at the "Investors—Annual Meeting Materials" section of our website at
http://ir.syntapharma.com/phoenix.zhtml?c=147988&p=proxy.

        Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2014, and which provides additional information about us, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the "Investors—SEC Filings" section of our website at www.syntapharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Secretary, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421. Exhibits will be provided upon written request and payment of an appropriate processing fee.

 IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

        The Board of Directors of Synta Pharmaceuticals Corp. is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders to be held at 9:00 a.m. ET on Thursday, June 11, 2015 at the offices of Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, Massachusetts 02421, and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

        We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 because you owned shares of Synta Pharmaceuticals Corp. common stock on the record date.

Who Can Vote?

        Only stockholders who owned our common stock at the close of business on April 16, 2015 are entitled to vote at the Annual Meeting. On this record date, there were 134,420,670 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

        You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke My Proxy?" below.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

        Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for either, both or neither of the nominees for director or withheld from either or both of the nominees for director and whether your shares should be voted for, against or to abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors' recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, or you have stock certificates registered in your name, you may vote:

  •
  By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors below.

  •
  By Internet or by telephone.  Follow the instructions on the proxy card to vote by Internet or telephone.

  •
  In person at the meeting.  If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 1:00 a.m., Central Time, on June 11, 2015.

        If your shares are held in "street name" (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the Annual Meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The Board of Directors recommends that you vote as follows:

  •
  "FOR" the election of the two nominees for director;

  •
  "FOR" the approval of the Company's 2015 Stock Plan;

  •
  "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015; and

  •
  "FOR" the compensation of our named executive officers, as disclosed in this proxy statement.

        If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the meeting. You may change or revoke your proxy in any one of the following ways:

  •
  if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

  •
  by re-voting by Internet or by telephone as instructed above;

  •
  by notifying Synta's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

  •
  by attending the Annual Meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the meeting that it be revoked.

        Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

        If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under "How Do I Vote?". If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

        Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors (Proposal No. 1 of this proxy statement) or on matters related to executive compensation (Proposals No. 3 and No. 4 of this proxy statement), no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a "plurality" of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2015, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve the Company's 2015 Stock Plan	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the 2015 Stock Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Who is Paying for the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

        The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

        SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our annual report and proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

        If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-800-662-7232.

        If you do not wish to participate in "householding" and would like to receive your own set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Synta stockholder and together both of you would like to receive only a single set of our proxy materials, follow these instructions:

  •
  If your Synta shares are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-800-662-7232 or writing them at P.O. Box 43078, Providence, Rhode Island 02940-3078.

  •
  If a broker or other nominee holds your Synta shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

        Most stockholders can elect to view future proxy materials and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Synta the cost of producing and mailing these documents by following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise noted, the following table sets forth certain information regarding the beneficial ownership of our common stock as of April 16, 2015 by:

  •
  the executive officers named in the Summary Compensation Table on page 33 of this proxy statement;

  •
  each of our directors and director nominees;

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  all of our current directors and executive officers as a group; and

  •
  each stockholder known by us to own beneficially more than 5% of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 16, 2015 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 134,420,670 shares of common stock outstanding on April 16, 2015.

        Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, Massachusetts 02421.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Anne Whitaker(1)	500,000	*
Chen Schor(2)	150,000	*
Marc Schneebaum(3)	75,000	*
Vojo Vukovic, M.D., Ph.D.(4)	431,775	*
Arthur McMahon(5)	264,612	*
Safi R. Bahcall, Ph.D.(6)(7)	3,787,935	2.8%
Keith S. Ehrlich, C.P.A.(8)(9)	396,800	*
Paul A. Friedman, M.D.(10)	7,500	*
Keith R. Gollust(11)	3,732,774	2.8%
Bruce Kovner(12)	37,110,686	26.3%
Donald W. Kufe, M.D.(13)	73,748	*
William S. Reardon, C.P.A.(14)	90,939	*
Robert N. Wilson(15)	803,618	*
All current executive officers and directors as a group (12 persons)(16)	43,547,191	32.1%
Five Percent Stockholders
KFO Holdings LLC(17).	15,278,610	11.4%
c/o Caxton Corporation
Princeton Plaza, Building 2
731 Alexander Road
Princeton, NJ 08540
CxSynta LLC(18).	7,761,716	5.8%
c/o Caxton Corporation
Princeton Plaza, Building 2
731 Alexander Road
Princeton, NJ 08540

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Consists of shares of restricted stock held by Ms. Whitaker. No options to purchase shares of common stock held by Ms. Whitaker will become exercisable within 60 dates of April 16, 2015.

(2)
Consists of shares of restricted stock held by Mr. Schor. No options to purchase shares of common stock held by Mr. Schor will become exercisable within 60 dates of April 16, 2015.

(3)
Consists of shares of restricted stock held by Mr. Schneebaum. No options to purchase shares of common stock held by Mr. Schneebaum will become exercisable within 60 dates of April 16, 2015.

(4)
Consists of 35,249 shares of common stock owned of record by and 396,526 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Dr. Vukovic.

(5)
Consists of 12,829 shares of common stock owned of record by and 251,783 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. McMahon.

(6)
Consists of 1,853,135 shares of common stock owned of record by and 1,254,800 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Dr. Bahcall. The amount also includes 400,000 shares owned of record by a grantor retained annuity trust, 100,000 shares owned of record by the Princeton-A Trust, the trustee of which is Dr. Bahcall's mother, 100,000 shares owned of record by the Princeton-B Trust, the trustee of which is Dr. Bahcall's mother, 15,000 shares owned of record by the Safi R. Bahcall Irrevocable Trust, the co-trustees of which are Dr. Bahcall and Dr. Bahcall's mother and of which Dr. Bahcall is the beneficiary, and 65,000 shares owned of record by the Neta Bahcall 2012 Irrevocable Trust, of which Dr. Bahcall is the trustee and a beneficiary. Dr. Bahcall disclaims beneficial ownership of the shares held by these trusts except to the extent of any pecuniary interest therein. The shares included have not been verified by the company and are based on the Schedule 13G/A filed by Dr. Bahcall on February 14, 2013 and other public filings with the Securities and Exchange Commission.

(7)
Dr. Bahcall left the Company on March 3, 2014.

(8)
Consists of 17,573 shares of common stock owned of record by and 379,227 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. Ehrlich.

(9)
Mr. Ehrlich left the Company on February 19, 2015.

(10)
Consists of shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Dr. Friedman.

(11)
Consists of 351,766 shares of common stock owned of record by and 32,625 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. Gollust; 3,173,383 shares of common stock owned of record by Wyandanch Partners, L.P. and 175,000 shares of common stock owned of record by Keith R. Gollust Roth IRA. Mr. Gollust is the president and sole stockholder of Gollust Management, Inc., which is the general partner of Wyandanch Partners, L.P.

(12)
Consists of 3,060,860 shares of common stock owned of record by Mr. Kovner and 49,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. Kovner; 3,100,000 shares of common stock held by the Kovner 2012 Family Trust B; 250,000 shares of common stock held by the Kovner 2011 Family Trust, of which Mr. Kovner is a co-trustee; 125,000 shares of common stock held by the Kovner 2011-C Investment Trust, of which Mr. Kovner is a co-trustee; 125,000 shares of common stock held by the Kovner 2011-D Investment Trust, of which Mr. Kovner is a co-trustee; 475,000 shares of common stock held by the Kovner 2012 Family Trust A; 475,000 shares of common stock held by the Kovner 2012-B Synta Investment Trust; 475,000 shares of common stock held by the Kovner 2012-C Synta Investment Trust; 475,000 shares of common stock held by the Kovner 2012-D Synta Investment Trust; 15,278,610 shares of common stock owned of record by KFO Holdings LLC, 5,460,000 shares of common stock owned by OB Select Opportunities, LLC and 7,761,716 shares of common stock owned of record by CxSynta LLC. Mr. Kovner is the sole member of KFO Holdings LLC and he is the sole shareholder of Caxton Corporation, the managing member of CxSynta LLC. Caxton Corporation is also the sole manager of OB Select Opportunities, LLC. See notes 17 and 18.

(13)
Consist of 25,748 shares of common stock owned of record by and 48,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Dr. Kufe.

(14)
Consists of 36,561 shares of common stock owned of record by and 49,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. Reardon.

(15)
Consists of 754,118 shares of common stock owned of record by and 49,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Mr. Wilson.

(16)
Consists of the shares of common stock set forth in notes 1 through 5 and 10 through 16, as well as shares of common stock owned of record and shares of common stock issuable upon the exercise of options exercisable within 60 days of April 16, 2015 held by Wendy Reider.

(17)
Represents shares of common stock owned of record by KFO Holdings LLC. Mr. Kovner is the sole member of KFO Holdings LLC. See note 12.

(18)
Represents shares of common stock owned of record by CxSynta LLC. Mr. Kovner is the sole shareholder of Caxton Corporation, the managing member of CxSynta LLC. See note 12.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

        Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board of Directors, which consists of seven members, is classified into three classes as follows:

  •
  the Class I directors are Anne C. Whitaker, Donald W. Kufe, M.D. and William S. Reardon, C.P.A., and their terms will expire at the Annual Meeting of Stockholders to be held in 2017, provided that Chen Schor will replace Ms. Whitaker as a Class I director effective as of May 7, 2015;

  •
  the Class II directors are Keith R. Gollust and Robert N. Wilson, and their terms will expire at the upcoming Annual Meeting of Stockholders; and

  •
  the Class III directors are Paul A. Friedman, M.D. and Bruce Kovner and their terms will expire at the Annual Meeting of Stockholders to be held in 2016.

        On March 2, 2015, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Keith R. Gollust and Robert N. Wilson for election at the Annual Meeting for a term of three years to serve until the 2018 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

        On April 22, 2015, Anne Whitaker notified our Board of Directors that she was resigning as our President and Chief Executive Officer and as a member of our Board of Directors, effective as of May 7, 2015. In connection with Ms. Whitaker's resignation, on April 23, 2015, the Board of Directors (i) appointed Chen Schor, our current Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer, to be effective as of May 7, 2015 and (ii) appointed Mr. Schor as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2017, to be effective as of May 7, 2015, to fill the vacancy to be created Ms. Whitaker's resignation. For a description of Mr. Schor's biographical information, see "—Executive Officers" below.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors' conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position
Keith R. Gollust(1)(2)(3)	69	Chairman of the Board of Directors
Anne C. Whitaker	47	President and Chief Executive Officer, Director
Paul A. Friedman, M.D.(2)	72	Director
Bruce Kovner(2)(3)	70	Director
Donald W. Kufe, M.D.(3)	70	Director
William S. Reardon, C.P.A.(1)	68	Director
Robert N. Wilson(1)(2)	74	Director

(1)
Member of our Audit Committee.

(2)
Member of our Compensation Committee.

(3)
Member of our Nominating and Governance Committee.

        In addition to the information presented below regarding each of our director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Synta and our Board.

        Keith R. Gollust has been a member of our Board of Directors since July 2002 and has been our Chairman since September 2002. Mr. Gollust is a private investor and President of Gollust Management, Inc., the general partner of Wyandanch Partners, an investment partnership. In the past, Mr. Gollust has served as a director of numerous public and private companies. Mr. Gollust currently serves as a director of CastleLine Holdings, LLC, an insurance holding company and Script Relief, LLC, a discount prescription drug company. He also is a member of the Board of Trustees of The Julliard School. Mr. Gollust received a B.A. from Princeton University and an MSIA from Carnegie Mellon University. Our Board of Directors has concluded that Mr. Gollust should serve as a director as of the date of this proxy statement based on his past service on the Board of Directors of four other publicly traded companies and his experience as managing general partner of various investment partnerships which gave him responsibility for investing over $1 billion as a fiduciary.

        Anne Whitaker joined us as our President and Chief Executive Officer in September 2014. Ms. Whitaker has over 20 years of experience in the healthcare industry. Prior to joining us, from September 2011 to August 2014, Ms. Whitaker served as President, North America Pharmaceuticals at Sanofi Aventis US LLC, a global integrated healthcare leader. Prior to Sanofi Aventis US LLC, from 2001 to 2011, Ms. Whitaker served in roles of increasing seniority and responsibility at GlaxoSmithKline PLC, a publicly traded pharmaceutical research and development company, including from September 2009 to September 2011, as Senior Vice President and Business Unit Head of the Cardiovascular, Metabolic, and Urology Business Division for GSK, where she was responsible for leading, developing and managing strategic performance of the CVMU Business Division, and from October 2008 to August 2009, as Senior Vice President of Leadership and Organization Development. Ms. Whitaker has been a director of Cree, Inc., a publicly traded LED, lighting and semiconductor products company since December 2013. Ms. Whitaker earned her B.S. in Chemistry and Business from the University of North Alabama.

        Paul A. Friedman, M.D. was appointed to our Board of Directors in March 2014. He served as the Chief Executive Officer and a Director of Incyte Corporation from November 2001 until his retirement in January 2014. From 1994 to 1998, Dr. Friedman served as President of Research & Development for the DuPontMerck Pharmaceutical Company; and from 1998 to 2001 as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of the DuPont Company. From 1991 to 1994, he served as Senior Vice President at Merck Research Laboratories. Prior to his tenures at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a diplomat of the American Board of Internal Medicine and a member of the American Society of Clinical Investigation. Dr. Friedman currently sits on the Board of Directors of Cerulean Pharma Inc., a publicly traded pharmaceutical company, Verastem, Inc., a publicly traded pharmaceutical company, Incyte Corporation, a publicly traded pharmaceutical company, and Gliknik, Inc. He has previously served on the Board of Director of Auxilium Pharmaceuticals Inc., a publicly traded pharmaceutical company, and Durata Therapeutics, Inc., a publicly traded pharmaceutical company. Dr. Friedman is a Diplomate of the American Board of Internal Medicine and a Member of the American Society of Clinical Investigation. He received his A.B. in Biology from Princeton University and his M.D. from Harvard Medical School. Our Board of Directors has concluded that Dr. Friedman should serve as a director as of the date of this proxy statement based on his more than twenty years' experience in the healthcare and pharmaceutical industries, including his extensive experience in medical and pharmaceutical research with various pharmaceutical companies.

        Bruce Kovner has been a member of our Board of Directors since July 2002. In 1983, Mr. Kovner founded Caxton Corporation, a diversified trading company and manager of client funds active in currency, interest rate, commodity and equity markets, and has acted as its Chairman since its inception. He is also the former Chairman of Caxton Associates LP, from which he retired in December 2011. He is now Chairman of Caxton Alternative Management LP, which he established in January 2012 to manage his investment trading and business activities. Prior to the formation of Caxton, Mr. Kovner served as a Vice President of Commodities Corporation, a private commodities trading company since acquired by Goldman Sachs. Mr. Kovner is Chairman of the Board of Trustees of The Juilliard School, and Vice Chairman of the Board of Directors of Lincoln Center for the Performing Arts. He also serves on the Board of the American Enterprise Institute, and the Institute for Advanced Study, and is a Managing Director of the Metropolitan Opera. Mr. Kovner received his B.A. from Harvard College in 1966. He continued his studies at the John F. Kennedy School of Government until 1970. Our Board of Directors has concluded that Mr. Kovner should serve as a director as of the date of this proxy statement because, during his time as Chairman of Caxton Associates LP, Mr. Kovner gained extensive knowledge and experience regarding domestic and international capital markets. His financial expertise and many years of international investing experience provide additional insight to our Board.

        Donald W. Kufe, M.D. was appointed to our Board of Directors in September 2010. Dr. Kufe is a Professor of Medicine, Dana-Farber Cancer Institute and Harvard Medical School Department. Dr. Kufe received his M.D. from the University of Rochester School of Medicine. After a clinical fellowship in medical oncology at Dana-Farber Cancer Institute, he joined the staff in 1979. He has served as chief of the Division of Cancer Pharmacology, deputy director of the Dana-Farber/Harvard Cancer Center, director of the Harvard Phase I Oncology Group and leader of the Experimental Therapeutics Program. He is an editor of the textbook "Cancer Medicine." Dr. Kufe is the recipient of the Richard P. and Claire W. Morse Scientific Award, DFCI, the Scholar Award, Burroughs-Wellcome and the Faculty Research Award, American Cancer Society. Dr. Kufe currently sits on the Board of Directors of Genus Oncology, LLC and Linus Pharmaceuticals, Inc., and from December 2003 to July 2009, he served as a director of Adherex Technologies Inc., a publicly traded biopharmaceutical company. The Board of Directors has concluded that Dr. Kufe should serve as a director as of the date of this proxy statement based on his more than thirty years of experience in the preclinical and clinical development of anticancer agents.

        William S. Reardon, C.P.A. has been a member of our Board of Directors since August 2004. Until his retirement in 2002 from PricewaterhouseCoopers LLP, an international accounting firm, where he was employed from June 1973 to July 2002, Mr. Reardon was a business assurance (audit) partner at the firm's Boston office and leader of its life sciences industry practice for New England and the eastern United States. From 1998 to 2000, Mr. Reardon served on the board of the emerging companies section of the Biotechnology Industry Organization. He also served on the board of the Massachusetts Biotechnology Council from 2000 until his retirement in 2002. Mr. Reardon is currently a member of the Board of Directors and the chairman of the audit committee of Idera Pharmaceuticals, Inc., a publicly traded pharmaceutical company. In April 2010, Mr. Reardon joined the Board of Trustees of H&Q Life Sciences Investors and H&Q Healthcare Investors, two closed-end publicly held mutual funds. Mr. Reardon received both his undergraduate degree in East Asian history and his M.B.A. from Harvard University. Our Board of Directors has concluded that Mr. Reardon should serve as a director as of the date of this proxy statement because of his extensive expertise in accounting and financial matters and his experience in analyzing and evaluating financial statements as a former auditor, in particular in the biopharmaceutical industry. His experience on other publicly traded company boards of directors and audit committees provides a considerable benefit to our Audit Committee and to our Board.

        Robert N. Wilson has been a member of our Board of Directors since June 2003. Mr. Wilson is Chairman of MEVION Medical Systems (formerly Still River Systems), a medical device company. Prior to his association with MEVION, Mr. Wilson was Chairman of Caxton Health Holdings, LLC, from 2004 through 2007 and was Vice Chairman of the Board of Directors of Johnson & Johnson, a manufacturer of healthcare products, from 1989 until 2003. Mr. Wilson had joined Johnson & Johnson in 1964. Mr. Wilson is also a director of Hess Corporation, a publicly traded integrated oil and gas company and Charles Schwab Corporation, a publicly traded financial services company. He previously served on the Board of Directors of Vivus, Inc., a publicly traded biopharmaceutical company. Our Board of Directors has concluded that Mr. Wilson should serve as a director as of the date of this proxy statement because of the knowledge and extensive experience in the pharmaceutical industry that he brings to the Board, as well as his managerial, marketing, financial and international experience. In addition, Mr. Wilson's significant experience on other publicly traded company boards of directors and board committees provides him with an understanding of current corporate governance practices and trends, and compensation matters that provides value to our Board.

Director Independence

        Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Synta, either directly or indirectly. Based on this review, our Board has determined that all of the current members of the Board other than Ms. Whitaker are "independent directors" as defined by The Nasdaq Stock Market.

Committees of the Board of Directors and Meetings

  Meeting Attendance

        During the fiscal year ended December 31, 2014 there were four regular meetings and four special meetings of our Board of Directors, and the various committees of the Board met a total of 12 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during 2014. The Board has adopted a policy under which each member of the Board is encouraged, but not required, to attend each Annual Meeting of Stockholders. Two of our directors attended our Annual Meeting of Stockholders held in 2014.

  Audit Committee

        Our Audit Committee is composed of Messrs. Gollust, Reardon (chairman) and Wilson, and met six times during fiscal year 2014. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our Board of Directors has determined that Mr. Reardon is an "audit committee financial expert," as the SEC has defined that term. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Our Audit Committee's role and responsibilities are set forth in the Audit Committee's written charter and include the authority to:

  •
  approve and retain the independent auditors to conduct the annual integrated audit of our consolidated financial statements and internal control over financial reporting;

  •
  review the proposed scope and results of the audit;

  •
  review and pre-approve the independent auditor's audit and non-audit services rendered;

  •
  approve the audit fees to be paid;

  •
  review accounting and financial controls with the independent auditors and our financial and accounting staff;

  •
  review and approve transactions between us and our directors, officers and affiliates;

  •
  recognize and prevent prohibited non-audit services;

  •
  establish procedures for complaints received by us regarding accounting matters;

  •
  oversee internal audit functions, if any; and

  •
  prepare the report of the Audit Committee that the rules of the SEC require to be included in our Annual Meeting proxy statement.

        A copy of the Audit Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Compensation Committee

        Our Compensation Committee is composed of Dr. Friedman and Messrs. Gollust, Kovner and Wilson (chairman), and met five times during fiscal year 2014. All members of the Compensation Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Compensation Committee's role and responsibilities are set forth in the Compensation Committee's written charter and include the authority to:

  •
  review and establish the compensation arrangements for management, including the compensation for our President and Chief Executive Officer;

  •
  establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

  •
  administer our stock incentive plan;

  •
  review the Compensation Discussion and Analysis, or CD&A, prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to our Board of Directors that the CD&A be included in our Annual Report on Form 10-K, Annual Meeting proxy statement, or any other applicable filing as required by the SEC; and

  •
  prepare the report of the Compensation Committee that SEC rules require to be included in our Annual Meeting proxy statement.

        The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least twice per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the committee consisting of one or more members of the Compensation Committee.

        The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In 2014, as in previous years, the Compensation Committee engaged W.T. Haigh & Company, Inc., or W.T. Haigh, as its independent compensation consultant. W.T. Haigh was engaged to review all aspects of our executive compensation. As described in the CD&A, W.T. Haigh assists the Committee in defining the appropriate market of our peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. We use the information we obtain from W.T. Haigh primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. We also use information obtained from W.T. Haigh to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the company. The Compensation Committee has assessed the independence of W.T. Haigh pursuant to SEC rules and the corporate governance rules of The NASDAQ Stock Market and concluded that no conflict of interest exists that would prevent W.T. Haigh from independently representing the Compensation Committee. In compliance with the SEC and the corporate governance rules of The Nasdaq Stock Market, W.T. Haigh provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of W.T. Haigh and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

        Please also see the CD&A and the report of the Compensation Committee set forth elsewhere in this proxy statement.

        A copy of the Compensation Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Nominating and Governance Committee

        Our Nominating and Governance Committee is composed of Messrs. Gollust (chairman) and Kovner and Dr. Kufe, and met once in fiscal year 2014. All members of the Nominating and Governance Committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. Our Nominating and Governance Committee's role and responsibilities are set forth in the Nominating and Governance Committee's written charter and include the authority to:

  •
  identify and nominate members of the Board of Directors;

  •
  develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

  •
  oversee the evaluation of the Board of Directors and management.

        If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our bylaws and in "Stockholder Proposals and Nominations For Director" at the end of this proxy statement.

        In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. For each Annual Meeting, our Nominating and Governance Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year. All stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of our Secretary at 45 Hartwell Avenue, Lexington, Massachusetts 02421, no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders or, in certain circumstances, a reasonable time in advance of the mailing of our proxy statement for the Annual Meeting of Stockholders for the current year. The recommendation must be accompanied by the following information concerning the recommending stockholder:

  •
  name, address and telephone number of the recommending stockholder;

  •
  the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

  •
  if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

  •
  a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next Annual Meeting.

        The recommendation must also be accompanied by the following information concerning the proposed nominee:

  •
  the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended;

  •
  a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

  •
  a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding Synta; and

  •
  the contact information of the proposed nominee.

        The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of Synta and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Synta. The recommendation must also be accompanied by the written consent of the proposed nominee (1) to be considered by the Nominating and Governance Committee and interviewed if the committee chooses to do so in its discretion, and (2) if nominated and elected, to serve as a director.

        For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

  •
  candidates should possess the highest personal and professional standards of integrity and ethical values;

  •
  candidates must be committed to promoting and enhancing the long-term value of Synta for its stockholders;

  •
  candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Synta;

  •
  candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

  •
  candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role; and

  •
  candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

        While we do not have a formal policy on diversity, our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the company, to maintain a balance of knowledge, experience and capability.

        In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by The Nasdaq Stock Market.

        A copy of the Nominating and Governance Committee's written charter is publicly available through the "Investors—Corporate Governance" section of our website at www.syntapharma.com.

  Executive Committee

        On March 3, 2014, the Board appointed an Executive Committee of the Board, which was composed of Messrs. Gollust (chairman) and Wilson and Dr. Friedman. During 2014, the Executive Committee served as the principal executive body for the Company, and Mr. Gollust served as our principal executive officer, until the appointment of Anne C. Whitaker as President and Chief Executive Officer in August 2014.

  Compensation Committee Interlocks and Insider Participation

        Our Compensation Committee is composed of Dr. Friedman and Messrs. Gollust, Kovner and Wilson. No member of our Compensation Committee has at any time been an employee of ours. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure

        Our current Board leadership structure separates the positions of Chief Executive Officer and Board Chairman, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Board Chairman, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Board Chairman position, if it deems such a change to be appropriate in the future.

Our Board of Directors' Role in Risk Oversight

        The Board of Directors' role in risk oversight includes receiving periodic department reports from the functional head of each department, which highlights areas of material risk identified by each department head. The report prepared by our internal program management department highlights risks that pertain to our most advanced programs, and includes the probability of risk occurrence, the likely impact of the risk and any mitigating steps being taken. In addition to providing these periodic reports, representatives from company management are typically invited to participate in Board meetings and provide updates on identified risks at such meetings. Pursuant to the Audit Committee charter, the Board of Directors has delegated to the Audit Committee the duty to inquire of management and the independent auditors about significant risks or exposures facing the company. The Audit Committee reports to the full Board the outcome of risk-related inquiries, to the extent that such risks had not been previously identified to the Board through periodic reports or at Board meetings.

Stockholder Communications to the Board

        Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@syntapharma.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

  ATTN: SECURITY HOLDER COMMUNICATION
  Board of Directors
  Synta Pharmaceuticals Corp.
  45 Hartwell Avenue
  Lexington, MA 02421

        Such communications should not exceed 500 words in length and must be accompanied by the following information:

  •
  a statement of the type and amount of the securities of Synta that the person holds;

  •
  any special interest, meaning an interest not in the capacity as a stockholder of Synta, that the person has in the subject matter of the communication; and

  •
  the address, telephone number and e-mail address, if any, of the person submitting the communication.

        The following types of communications are not appropriate for delivery to directors under these procedures:

  •
  communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of Synta (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally;

  •
  communications that advocate engaging in illegal activities;

  •
  communications that, under community standards, contain offensive, scurrilous or abusive content; and

  •
  communications that have no rational relevance to the business or operations of Synta.

        Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

  •
  junk mail and mass mailings;

  •
  résumés and other forms of job inquiries;

  •
  surveys; and

  •
  solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

        The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Anne Whitaker.	47	President and Chief Executive Officer
Chen Schor	42	Executive Vice President, Chief Operating Officer
Marc Schneebaum	60	Senior Vice President, Chief Financial Officer
Vojo Vukovic, M.D., Ph.D.	48	Senior Vice President, Chief Medical Officer
Arthur McMahon	69	Senior Vice President, Human Resources
Wendy E. Rieder, Esq	47	Senior Vice President, General Counsel

        On April 22, 2015, Anne Whitaker notified our Board of Directors that she was resigning as our President and Chief Executive Officer and as a member of our Board of Directors, effective as of May 7, 2015. In connection with Ms. Whitaker's resignation, on April 23, 2015, the Board of Directors (i) appointed Chen Schor, our current Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer, to be effective as of May 7, 2015 and (ii) appointed Mr. Schor as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2017, to be effective as of May 7, 2015, to fill the vacancy to be created by Anne Whitaker's resignation.

        Anne Whitaker. Ms. Whitaker's biographical information is set forth above under "Management and Corporate Governance—Board of Directors."

        Chen Schor joined us as our Executive Vice President and Chief Operating Officer in December 2014. Mr. Schor has over 15 years of leadership experience in biotechnology, medical devices, business development and private equity and has led licensing and M&A transactions with GSK, Amgen, Pfizer, Merck KGaA, OncoGeneX and other companies. Prior to joining us, from October 2012 to December 2014, Mr. Schor served as President and Chief Executive Officer of Novalere FP, Inc., a pre-commercial stage allergy therapeutics company. From September 2011 to October 2012, Mr. Schor served as Chief Business Officer of Eleven Biotherapeutics, an emerging therapeutics company. From March 2009 until September 2011, Mr. Schor served as Vice President of Business Development, global branded products at Teva Pharmaceuticals. Prior to joining Teva, Mr. Schor was Chief Business Officer at Epix Pharmaceuticals, Inc. (formerly known as Predix Pharmaceuticals Inc.) from December 2003 until March 2009. Prior to joining Epix, Mr. Schor was a Partner at Yozma Venture Capital from September 1998 until December 2003, managing the fund's investments in biotechnology and medical device companies. Mr. Schor currently sits on the board of Novalere FP Inc., Quiet Therapeutics Ltd., Brainstorm Cell Therapeutics Inc., a public biotechnology company, Otic Pharma Ltd. and Cerapedics, Inc. Mr. Schor earned his Master in Business Administration from Tel Aviv University, Undergraduate Degree in Biology from Tel Aviv University and B.A. in Economics from Haifa University. Mr. Schor is also a Certified Public Accountant.

        Marc Schneebaum joined us as our Senior Vice President and Chief Financial Officer in December 2014. Mr. Schneebaum has over 25 years of experience in the biotechnology and healthcare sector. Prior to joining us, Mr. Schneebaum served as a consultant in the healthcare industry. From 2011 to 2013, Mr. Schneebaum served as President, Chief Executive Officer and a director of Predictive BioSciences, Inc., a commercial stage cancer diagnostics company. From 1997 to 2010, he served as President, Chief Executive Officer, and a director of Sensors for Medicine and Science, Inc., an emerging medical technology company. From 1991 to 1997, he served as Senior Vice President, Finance, Business Development and Administration, and Chief Financial Officer of Genetic Therapy, Inc., a biotechnology company (acquired by Sandoz/Novartis). From 1987 to 1991, Mr. Schneebaum was a Vice President at Alex Brown & Sons Incorporated, a leading investment banking firm (now part of Deutsche Bank), where he participated in a variety of finance and strategic assignments. Mr. Schneebaum began his career in the accounting and auditing group at KPMG LLP, advancing to Senior Manager in the management consulting group. Mr. Schneebaum has served as a director of GenVec, Inc., a publicly traded biopharmaceutical company, since 2007. Mr. Schneebaum earned his B.S. in Business Administration, Accounting from the University of Maryland.

        Vojo Vukovic, M.D., Ph.D. joined us as our Vice President, Clinical Research in January 2009, and was appointed Senior Vice President, Chief Medical Officer in July 2009. Dr. Vukovic has over 17 years of experience in oncology drug development. Prior to joining us, he was Global Medical Lead for Sutent® and axitinib in a number of cancer indications at Pfizer from September 2006 to January 2009. Prior to Pfizer, he served in key medical and regulatory roles at Aventis Pasteur from April 2001 to February 2002, Ortho Biotech from February 2002 to September 2003, ILEX Oncology from September 2003 to January 2005, and BioNumerik Pharmaceuticals from January 2005 to June 2006. Over the course of his career, Dr. Vukovic has been responsible for over 100 Phase 1 to Phase 4 clinical studies in cancer indications including melanoma, tumors of the lung, pancreas, breast, colorectal, ovarian, brain, as well as NHL and certain leukemias. Prior to his industry career, Dr. Vukovic was a post-doctoral fellow at the Ontario Cancer Institute, Toronto in Ontario and Institute for Cell Biology in Essen, Germany where he conducted basic and translational research in solid tumor microenvironments and oxidative stress. Dr. Vukovic received his Ph.D. and M.Sc. degrees from the University of Toronto and his M.D. degree from the University of Sarajevo, Bosnia and Herzegovina.

        Arthur McMahon joined us as our Vice President, Human Resources, in January 2007 and was appointed Senior Vice President, People Operations in January 2014 and Senior Vice President, Human Resources in January 2015. From 2001 to 2007, Mr. McMahon served as Senior Director of Human Resources for Cabot Corporation, a publicly traded specialty chemical company. From 1995 to 2001, Mr. McMahon was Vice President of Human Resources for Osprey Systems, Inc., a privately owned software and information technology services company. Mr. McMahon's past experience in the field of human resources also includes positions with Broadway and Seymour, Inc., Wang Laboratories, Inc. and Raytheon Company. Mr. McMahon earned his B.S. from North Carolina State University and his J.D. from Suffolk University Law School. On April 13, 2015, we and Mr. McMahon mutually agreed that Mr. McMahon would resign effective June 30, 2015.

        Wendy E. Rieder, Esq. joined us as our Vice President, Intellectual Property and Legal Affairs, in December 2002 and was appointed General Counsel in 2006 and Senior Vice President in March 2015. In August 1998, Ms. Rieder co-founded Microbiotix, Inc., a privately held biotechnology company developing small-molecule anti-infectives, and served as its Chief Operating Officer and Vice President, Business Development and Intellectual Property from January 2000 to December 2002. From August 1997 to December 1999, Ms. Rieder served as the Vice President, Business Development and Intellectual Property at LipoGenics, Inc., a subsidiary of a publicly traded biopharmaceutical company. Ms. Rieder was a patent attorney at Boehringer Ingelheim Pharmaceuticals, a U.S. affiliate of Boehringer Ingelheim GmbH, a global pharmaceutical company, from August 1995 to July 1997, and a patent agent at Fish & Neave LLP from January 1991 to July 1995. Ms. Rieder received an M.A. in organic chemistry from Columbia University and a J.D. from Fordham Law School.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        This Compensation Discussion and Analysis, or CD&A, explains Synta's executive compensation program as it relates to the following "named executive officers" whose compensation information is presented in the tables following this discussion in accordance with SEC rules:

Name	Position
Anne C. Whitaker	President and Chief Executive Officer
Keith R. Gollust	Chairman of the Board of Directors and Former Interim Principal Executive Officer
Safi Bahcall, Ph.D.	Former President and Chief Executive Officer
Marc R. Schneebaum	Senior Vice President and Chief Financial Officer
Keith S. Ehrlich, C.P.A.	Former Vice President, Finance and Administration, Chief Financial Officer
Chen Schor	Executive Vice President and Chief Operating Officer
Vojo Vukovic, M.D. Ph.D.	Senior Vice President, Chief Medical Officer
Arthur J. McMahon	Senior Vice President, Human Resources

        During 2014, we experienced a number of changes in our leadership team.

        Chief Executive Officer.    On March 3, 2014, Dr. Bahcall resigned as President and Chief Executive Officer. An Executive Committee of the Board of Directors, consisting of Keith R. Gollust (Executive Chairman), Robert N. Wilson and Paul A. Friedman, was formed in March and collectively performed the duties of the principal executive body and oversaw our leadership transition and Mr. Gollust served as the interim Principal Executive Officer until September 2, 2014, when Ms. Whitaker became our current President and Chief Executive Officer.

        On April 22, 2015, Anne Whitaker notified our Board of Directors that she was resigning as our President and Chief Executive Officer and as a member of our Board of Directors, effective as of May 7, 2015. In connection with Ms. Whitaker's resignation, on April 23, 2015, the Board of Directors (i) appointed Chen Schor, our current Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer, to be effective as of May 7, 2015 and (ii) appointed Mr. Schor as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2017, to be effective as of May 7, 2015, to fill the vacancy to be created by Anne Whitaker's resignation.

        Other Executives.    On December 8, 2014, Messrs. Schor and Schneebaum joined us as executive officers. Mr. Ehrlich stepped down as Chief Financial Officer on December 8, 2014 and remained with us during a transition period until February 19, 2015.

        The compensation of our named executive officers for 2014 is based on and reflective of the performance of the company and the individual executives. In addition, for our executives hired during 2014, the compensation also reflects amounts negotiated with them to induce them to accept employment with us. These compensation arrangements are consistent with our defined executive compensation objectives:

  •
  To attract, retain and motivate the best possible executive talent to develop, grow and establish our business by offering competitive compensation opportunities;

  •
  To align executive officer compensation with the achievement of our short- and long-term research, clinical, regulatory, and operational strategies and objectives; and

  •
  To align our executive officers' interests with that of our stockholders by delivering a significant portion of their compensation in the form of equity-based awards that vest over multiple years.

        The following discussion and analysis describes our approach to executive compensation including market benchmarking, factors used to set pay levels, pay-for-performance management, the compensation elements we use in our executive compensation program, compensation actions related to 2014 performance and post-2014 compensation actions.

Market Benchmarks and Competitive Analysis

        In 2014, as in previous years, the Compensation Committee engaged W.T. Haigh & Company, Inc., or W.T. Haigh, as its independent compensation consultant. W.T. Haigh is a compensation consulting firm with experience in evaluating public biopharmaceutical companies that has helped us collect and analyze data and to compare all components of our compensation program to the practices of peer companies, as well as data from companies represented in compensation survey data for national and regional companies in the biopharmaceutical industry. Specifically, we reviewed the data obtained from Radford Biotechnology Surveys prepared by AON Consulting, Inc. from companies in its overall survey totals having a comparable number of employees as us, which we use in certain instances to validate data from the peer companies (the "Radford Data"). Each year, we, together with W.T. Haigh, develop an updated list of peer companies based on several characteristics, including being publicly traded and operating in our industry with a similar market capitalization and reported research and development expenses, as well as being of generally comparable size, scientific focus, stage of development and geographic location to us. The peer companies used for 2014 executive compensation benchmarking consisted of the following companies (companies included in 2013 peer group denoted with an asterisk):

Agenus Inc	Immunomedics*
Achillion Pharmaceuticals*	Infinity Pharmaceuticals*
Amicus Therapeutics	Merrimack Pharmaceuticals*
Arqule*	Neurocrine Biosciences*
Array Biopharma*	Novavax*
Celldex Therapeutics*	Peregrine Pharmaceuticals
Chemocentryx*	Progenics Pharmaceutical*
Clovis Oncology*	Rigel Pharmaceuticals*
CTI Biopharma	Sangamo Biosciences*
Cytokinetics*	Sarepta Therapeutics
Dynavax	Tesaro*
Exelixis*	Vical*

        The 2014 peer group differs somewhat compared to the 2013 peer group. In total, 17 of the 2013 peer group companies were excluded from the 2014 list due to events or circumstances at those companies, such as changes in market capitalization, headcount, stage of product development and/or commercialization activities or entering into an acquisition or business combination, that resulted in our determination that those companies were no longer an appropriate source for compensation comparisons. The excluded companies are listed below.

Alnylam Pharmaceuticals	Immunogen
AMAG Pharmaceuticals	Intermune
Arena Pharmaceuticals	Nektar Therapeutics
Astex Pharmaceuticals	NPS Pharmaceuticals
Curis	Osiris Therapeutics
Dyax	Puma Biotechnology
GTX	Synageva BioPharma
Halozyme Therapeutics	Verastem
Idenix Pharmaceuticals

Determining Compensation Opportunity

        One of our key compensation objectives is to offer competitive compensation opportunities. Our approach is intended to bring base salary, target annual performance-based cash incentives and total compensation in line with approximately the fiftieth percentile of the companies in the Radford Data, consistent with our overall performance. We also consider specific compensation data from the peer companies noted above to ensure the competitiveness of the compensation packages we provide to our named executive officers and certain other executives.

        To determine each component of an executive's initial compensation package, we consider numerous factors, including:

  •
  the individual's particular background and circumstances, including training and prior relevant work experience;

  •
  the individual's role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

  •
  the demand for individuals with the individual's specific expertise and experience at the time of hire;

  •
  performance goals and other expectations for the position;

  •
  comparison to other executives within our company having similar levels of expertise and experience; and

  •
  uniqueness of industry skills.

Annual Goal-Setting Process and Performance Management

        The Compensation Committee has implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the corporation as a whole, each corporate department, and each individual employee. Annual corporate goals are proposed by management and approved by the Board of Directors during the first calendar quarter of each fiscal year. These corporate goals target the achievement of specific research, clinical, regulatory, and operational milestones. The Chief Executive Officer's proposed goals are closely tied to the annual corporate goals and are approved by the Compensation Committee of the Board of Directors. Annual department and individual goals focus on contributions which facilitate the achievement of specific corporate goals and are set during the first quarter of each calendar year. Department goals are proposed by each department head and approved by the Chief Executive Officer. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer approves the goals proposed by our other executive officers. In 2014, Mr. Gollust as Executive Chairman approved the department goals and individual goals of our executive officers. Annual salary increases, annual bonuses, and annual stock option awards granted to our employees are tied to the achievement of the corporate and department goals, and each individual's contribution to the achievement of specific corporate goals. We may perform an interim assessment of the written goals to report progress against the previously established goals and to make any adjustments to the goals for the remainder of the year based on changing circumstances. For instance, in October 2014, we revised our corporate annual performance objectives based on Ms. Whitaker's review of the previously set goals and our strategic plan. See "—Direct Compensation Components—Annual Bonus" below. Notwithstanding the above, all compensation decisions for employees at every level, including our Chief Executive Officer and other executive officers, are made in the sole discretion of either the Board of Directors, based on the recommendation of the Compensation Committee with respect to the compensation of our executive officers, or the Compensation Committee.

        During the first calendar quarter of each fiscal year, individual, department, and corporate performance are evaluated against the written goals for the recently completed year. Consistent with our compensation philosophy, each employee's evaluation typically begins with a written self-assessment, which is submitted to the employee's supervisor, which in the case of our executive officers, is the Chief Executive Officer. The supervisor then reviews the individual evaluation and prepares a written evaluation based on the employee's self-assessment, the supervisor's own evaluation of the employee's performance, and input from others within the company. For executive officers other than the Chief Executive Officer, this process leads to a recommendation by the Chief Executive Officer to the Compensation Committee for annual employee salary increases, annual stock option awards, and bonuses, if any, which is then reviewed and approved, altered or rejected by the Compensation Committee in its sole discretion. In the case of the Chief Executive Officer, his or her self-assessment is presented to the Compensation Committee which then conducts his or her individual performance evaluation and determines his or her compensation changes and awards, if any. For all employees, including our executive officers, annual base salary increases, annual stock option awards and annual bonuses, to the extent granted, are typically implemented during the first calendar quarter of the year.

Direct Compensation Components

        The components of our direct compensation package are as follows:

Element	Fixed or Variable	Targeted Position vs. Market (Radford Data)	Compensation Objective
Base Salary	Fixed	50th percentile	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive's position, role, responsibility and experience.
Annual Incentive Bonus	Variable	50th percentile	To motivate and reward the achievement of our key annual performance objectives.
Equity Awards	Variable	50th percentile

To align our executives' interests with the interests of stockholders through equity-based compensation in the form of stock options and to promote the long-term retention of our executives and all employees.

  Base Salary

        Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive's success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If necessary, we also realign base salaries with market levels for the same positions in the Radford Data if we identify significant market changes in our data analysis. Additionally, we adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive's role or responsibilities. An executive's base salary is also evaluated together with other components of the executive's compensation to ensure that the executive's total compensation is in line with our overall compensation philosophy.

        In March 2014, the Compensation Committee approved base salary increases for our then-employed named executive officers effective March 1, 2014. Set forth below is a table describing the base salaries for all of our named executive officers.

Name	2013 Base Salary	2014 Base Salary	Percent Increase
Anne C. Whitaker	n/a	$550,000	n/a
Keith R. Gollust	n/a	n/a	n/a
Safi R. Bahcall, Ph.D.	$520,000	n/a	n/a
Marc S. Schneebaum	n/a	$325,000	n/a
Keith S. Ehrlich, C.P.A.	$283,000	$290,000	2.47%
Chen Schor	n/a	$425,000	n/a
Vojo Vukovic, M.D., Ph.D.	$370,000	$380,000	2.70%
Arthur J. McMahon	$240,000	$278,000	15.83%

        For Ms. Whitaker and Messrs. Schneebaum and Schor, 2014 salaries were set based on negotiations at the time of their hire. During their hiring process and negotiations, we considered the Radford Data, peer company data, broader market data and salary levels of our other senior executives.

        Mr. Gollust did not receive salary in his role as Interim Principal Executive Officer, but did receive compensation for his membership on the Board of Directors and certain committees of the Board of Directors. See "Executive Officer and Director Compensation—Director Compensation" below.

        Dr. Bahcall resigned as President and Chief Executive Officer on March 3, 2014 and received his 2013 salary through that date. Dr. Bahcall entered into a separation agreement with us on March 20, 2014, the terms of which are described in section "Potential Payments upon Termination or Change of Control."

        The amount of the salary increases for Dr. Vukovic and Mssrs. Ehrlich and McMahon were determined, in part, based on market data reviewed by the Compensation Committee and were approved in order to align each of our executives' base salaries with the Radford Data and peer company data.

        In March 2015, the Compensation Committee approved base salary increases, effective March 1, 2015, for certain of our named executive officers as described below under the heading "Post-2014 Compensation Actions."

  Annual Bonus

        The Compensation Committee has established annual performance-based target bonus percentages for all employees based on their position at the company in amounts ranging from 5%-60% of their base salaries. For our named executive officers specifically, the target bonus percentages are 30% for Vice Presidents, 40% for Senior Vice Presidents, 50% for Executive Vice President and 60% for our current and former Chief Executive Officers. Mr. Gollust did not have a target bonus opportunity for his role as Interim Principal Executive Officer and was not eligible for a bonus award.

        In its sole discretion, the Compensation Committee may award bonuses above or below these amounts on a case-by-case basis and may elect to structure the bonus in cash, equity or a combination of both cash and equity, with the equity portion vesting immediately or at a later date. The Compensation Committee may, in its discretion, decide to not award bonus payments at all, notwithstanding the achievement of particular goals or individual contributions. Payment of a bonus is conditioned on the executive remaining employed by us at the time the award is actually paid.

        For evaluating performance in 2014, we revised our corporate annual performance objectives in October 2014 based on Ms. Whitaker's review of the previously set goals and our strategic plan. The previous 2014 goals were set by the former Chief Executive Officer and did not take into account the new strategic plan introduced by Ms. Whitaker. For example, the revised goals took into account an expanded stakeholder engagement strategy and a more targeted research effort. The revised performance objectives covered the period from September 1, 2014 to February 28, 2015. This change to our performance management process was made to address the timing of the leadership changes during 2014 and align the review of our performance with strategic objectives and goals put in place by Ms. Whitaker and the Board of Directors shortly after the commencement of her employment with us.

        Our primary corporate, financial and operational goals for our 2014 fiscal year, as adjusted to cover the period of September 1, 2014 to February 28, 2015 upon Ms. Whitaker becoming our President and Chief Executive Offer were to:

  •
  optimize GALAXY-2 operations;

  •
  implement expanded stakeholder engagement strategies;

  •
  achieve certain cash position objectives;

  •
  begin building commercial capability and infrastructure;

  •
  build the HDC platform program toward partnership opportunities; and,

  •
  initiate steps to enable a new drug application (NDA) filing for ganetespib in the first quarter of 2016.

        In March 2015, the Compensation Committee considered our performance against these 2014 goals. The Compensation Committee reviewed progress against each of the specific goals outlined above and concluded that the progress made from September 1, 2014 to February 28, 2015 merited awarding cash bonuses to our named executive officers and other employees at 100% of the target levels. Ms. Whitaker's bonus award was prorated based on her commencement of employment per the terms of her employment agreement. Messrs. Schor and Schneebaum were not eligible for bonus awards for 2014 based on their commencing employment in December 2014.

        While Mr. Ehrlich was not employed at the time that our Compensation Committee made its bonus determinations, Mr. Ehrlich still received a payment equal to 80% of his target annual bonus, as set forth in his separation agreement with us.

        The target bonus amounts and amounts of the bonuses awarded by the Compensation Committee to our named executive officers are set forth below.

Name	2014 Base Salary	Target Bonus as % Salary	Target Bonus Amount	Actual Bonus Paid
Anne C. Whitaker	$550,000	60%	$330,000	$110,000	(1)
Keith R. Gollust	n/a	n/a	n/a	n/a	(2)
Safi R. Bahcall, Ph.D.	$520,000	n/a	n/a	n/a	(3)
Marc R. Schneebaum	$325,000	40%	n/a	n/a	(4)
Keith S. Ehrlich, C.P.A.	$290,000	30%	$87,000	$69,600	(5)
Chen Schor	$425,000	50%	n/a	n/a	(4)
Vojo Vukovic, M.D., Ph.D.	$380,000	40%	$152,000	$152,000
Arthur J. McMahon	$278,000	40%	$111,200	$111,200

(1)
Represents prorated amount based on September 2, 2014 start date.

(2)
Mr. Gollust did not have a target bonus opportunity nor was he eligible for a bonus in 2014 for his role as Interim Principal Executive Officer.

(3)
Dr. Bahcall resigned as President and Chief Executive Officer on March 3, 2014.

(4)
Messrs. Schneebaum and Schor began their employment in December of 2014 and were not eligible for a 2014 bonus award.

(5)
Mr. Ehrlich's amount of 80% of target was negotiated as part of his transition and separation agreement.

  Long-Term Incentives

        We believe that long-term incentives in the form of equity-based awards are critical to meeting the following objectives:

  •
  focus all employees, including our named executive officers, on our long-term performance by aligning their interests with those of our stockholders;

  •
  retain our key employees and executives and maintain management continuity through longer-term vesting of our equity-based awards; and

  •
  promote an ownership culture through participation in equity-based compensation programs.

        Our Amended and Restated 2006 Stock Plan, or our 2006 Stock Plan, allows the grant of stock options, restricted stock, and other equity-based awards to employees, consultants and directors. We typically make an initial equity award of stock options to new employees and annual equity grants as part of our overall compensation program. An option committee appointed by our Board of Directors is currently authorized to make new hire stock option grants to all employees, except for our executive officers, within certain parameters, beyond which Compensation Committee approval is required. The option committee awards new hire stock option grants as of the employee's initial commencement of employment with an exercise price equal to the closing price of our common stock on the date of grant, in accordance with our 2006 Stock Plan. Annual grants of options to all of our employees and equity awards to our executive officers are approved by the Compensation Committee, the timing of which is consistent each year with a regularly scheduled meeting of the Compensation Committee and is not coordinated with the public release of nonpublic material information.

        Annual equity awards.    Our practice is to make annual stock option awards as part of our overall performance management program. The Compensation Committee believes that stock options provide management with a strong link to long-term corporate performance and the creation of stockholder value. We intend that the annual aggregate value of these awards will be set near competitive median levels for companies represented in the Radford Data. However, due to the volatility of our stock price as well as the stock price volatility within the biotechnology industry generally, value comparisons are often difficult to make. For this reason, the Compensation Committee also reviews overall company equity compensation pools as a percent of common shares outstanding within our peer companies as another factor to consider to determine the size of the overall equity pool. Using this overall equity pool, target grant guidelines are set by organization tier. Individual awards within each organization tier are determined by numerous factors including relative salary levels, individual performance and long-term impact. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive's compensation is conducted when determining annual option awards to ensure that an executive's total compensation conforms to our overall philosophy and objectives.

        Under our annual equity award program, the following stock options were granted to our named executive officers:

Name	Grant Date	Stock Options	Stock Price on Date of Grant
Keith R. Gollust	n/a	n/a	n/a	(1)
Safi R. Bahcall, Ph.D.	n/a	n/a	n/a	(2)
Keith S. Ehrlich, C.P.A.	3/3/14	66,985	$6.15	(3)
Vojo Vukovic, M.D., Ph.D.	3/3/14	141,211	$6.15
Arthur J. McMahon	3/3/14	115,000	$6.15

1.
Mr. Gollust did not participate in employee equity awards. See "Director Compensation" below for a discussion of the equity awards that he received in 2014.

2.
Dr. Bahcall resigned on March 3, 2014.

3.
Mr. Ehrlich's employment with us ended on February 19, 2015. Under his transition and separation agreement, this stock option fully accelerated and will remain exercisable for 18 months.

        Initial equity awards.    Executives who join us as new employees, as was the case with Ms. Whitaker and Messrs. Schor and Schneebaum, are awarded initial equity grants that may be made up of stock options, restricted stock or some combination of the two. Initial stock options have an exercise price equal to the fair market value of our common stock on the grant date and a vesting schedule of 25% on the first anniversary of the date of hire and quarterly thereafter for the next three years. Messrs. Schor and Schneebaum both received initial restricted stock grants which vest as to 50% of the shares on the second anniversary of the date of hire and the remaining 50% on the third anniversary. However, to induce Ms. Whitaker to join us as Chief Executive Officer, her initial restricted stock grant vests as to 25% of the shares on the first anniversary of the date of hire and quarterly thereafter for the next three years. The amount of the initial equity award is determined based on the executive's position with us, analysis of the competitive practices of the companies in the Radford Data that we review and levels negotiated with each executive to induce them to become an employee of the company. The initial equity awards are intended to provide the executive with incentive to build value in the organization over an extended period of time. The amount of the initial equity award is also reviewed in light of the executive's base salary and other compensation to ensure that the executive's total compensation is in line with our overall compensation philosophy. Initial equity awards granted to executives may range from approximately 100% to 450% of our annual grant guidelines and vary by individual. However, the Compensation Committee has the authority to award a greater or a lesser amount of equity awards initially to newly hired executives. Ms. Whitaker received an initial equity grant that was approximately 400%, Mr. Schor received approximately 450% and Mr. Schneebaum received approximately 330% of their respective annual grant guidelines.

        During 2014, initial equity awards were granted to the following named executive officers:

		Number Granted
Name	Grant Date	Stock Options	Restricted Stock	Stock Price on Date of Grant
Anne C. Whittaker	9/2/14	750,000	500,000	$4.00	(1)
Chen Schor	12/8/14	450,000	150,000	$2.85	(2)
Marc S. Schneebaum	12/8/14	225,000	75,000	$2.85	(2)

1.
250,000 of the 750,000 stock options and all restricted shares were granted as an inducement grant pursuant to the parameters set forth in Nasdaq Rule 5635(c)(4), which provides an exception to the stockholder approval requirements for the grant of equity awards outside the Plan.

2.
All equity awards were granted as an inducement grant pursuant to the parameters set forth in Nasdaq Rule 5635(c)(4), which provides an exception to the stockholder approval requirements for the grant of equity awards outside the Plan.

        Special equity awards.    We have made grants of restricted stock to executive officers and certain of our high-performing non-executive employees to provide additional long-term incentive to build stockholder value. We have also used restricted stock as a form of payment of earned annual bonuses in lieu of cash. No such awards were made in 2014.

Other Compensation Components

        Benefits.    We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan with a matching company contribution. Our named executive officers participate in the benefits programs generally on the same basis as all employees.

        New Hire Sign-On Bonuses.    In particular circumstances, we also utilize cash signing bonuses when certain executives and senior non-executives join us. Such cash signing bonuses are typically repayable in full to us if the employee recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, we will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses, and/or to create additional incentive for an executive to join our company in a position where there is high market demand. In 2014, we paid the following new hire sign-on bonuses to our named executive officers:

Name	2014 Sign-On Bonus
Anne C. Whittaker	$270,000	(1)
Chen Schor	$50,000	(2)

1.
50% of the sign-on bonus is repayable to us if Ms. Whitaker voluntarily resigns without Good Reason within one year of her commencement of employment. Accordingly, we anticipate that $135,000 will be returned to the Company following Ms. Whitaker's resignation, which is effective May 7, 2015.

2.
Sign-on bonus is repayable to us if Mr. Schor is terminated for Cause or resigns without Good Reason (as both terms are defined in Mr. Schor's severance and change in control agreement) within 12 months of his commencement of employment, provided, however, that the amount owed to us will be reduced by 1/12 for each full month of work completed after his commencement of employment.

        Relocation.    We paid Ms. Whitaker the reasonable costs and expenses associated with the relocation of her household to the Lexington, Massachusetts area. In addition, we provided a miscellaneous allowance in the amount of $85,000 to cover expenses and costs that are not otherwise covered by the mobility service provider. We provided Mr. Schneebaum reimbursement of temporary living expenses (for 90 days) and travel expenses in an amount not to exceed $20,000. If Mr. Schneebaum voluntarily terminates his employment with us within 24 months of his start date, any relocation expenses paid on his behalf are repayable to the company.

        Perquisites.    We do not provide perquisites to any of our named executive officers.

Termination Based Compensation

        Severance and Change of Control Agreements with our Current Named Executive Officers.    Our employment agreement with Ms. Whitaker, which was negotiated in connection with her appointment as our President and Chief Executive Officer in August 2014, sets forth our severance arrangements with her. Additionally, we have entered into severance and change of control agreements with each of our Executive Vice Presidents, Senior Vice Presidents and Vice Presidents, including all of our other named executive officers, reflecting terms approved by the Compensation Committee. The Compensation Committee determined that the retention of our executive team over the next several years is important to our success and to maintain and create stockholder value, and that severance and change of control agreements are significant incentives in retaining our executive team. In addition, the Compensation Committee recognizes that executives, especially highly ranked executives, often face challenges securing new employment following termination. In accordance with these determinations, we have entered into severance and change of control agreements with each of our Executive Vice President, Senior Vice Presidents and Vice Presidents, including all of our named executive officers, with the exception of our Chief Executive Officer, reflecting terms approved by the Compensation Committee. The Compensation Committee approved certain severance and change of control arrangements for our Executive Vice President, Senior Vice Presidents and Vice Presidents that include provisions for severance payments, a separation bonus under certain circumstances, accelerated vesting of equity awards, and the continuation of health benefits. Receipt of any payments or benefits under the agreements is conditioned on the executive officer executing a written release of us from any and all claims arising in connection with his or her employment.

        The specific terms of these agreements are described below under "Potential Payments upon Termination or Change of Control."

        As a public company, we have continued to review the termination-based compensation practices of companies similar to us, and we believe that the approved terms of Ms. Whitaker's severance arrangements, and those of our other executive officers, are generally in line with severance packages offered to chief executive officers and other executive officers of the public companies of similar size to us represented in the compensation data we reviewed.

        Mr. Gollust was not eligible for severance or change in control protections while acting as our Interim Principal Executive Officer.

        Acceleration of Vesting of Equity-Based Awards Under Our 2006 Stock Plan.    In the event of a change of control, as defined in our 2006 Stock Plan, certain provisions of the plan allow for acceleration of equity awards in case an employee is terminated for certain reasons within six months after a change of control, which we refer to as "double trigger" acceleration. See "Potential Payments Upon Termination or Change of Control—Change of Control Arrangements Under Our 2006 Stock Plan" below for a detailed discussion of these provisions. We believe a "double trigger" requirement maximizes shareholder value because it prevents an unintended windfall to management in the event of a friendly (non-hostile) change of control. Under this structure, unvested equity awards under our 2006 Stock Plan would continue to incentivize our executives to remain with us or the resulting company after a friendly change of control. If, by contrast, our 2006 Stock Plan had only a "single trigger," and if a friendly change of control occurred, management's equity awards would all vest immediately, creating a windfall, and the new owner would then likely find it necessary to replace the compensation with new unvested equity awards in order to retain management. This rationale is why we believe a "double-trigger" equity vesting acceleration mechanism is more stockholder-friendly, and thus more appropriate for our company, than a "single trigger" acceleration mechanism.

        The severance and change of control agreements provide for the full acceleration of all outstanding equity awards in the event of a termination without cause or resignation for good reason within one year following a change of control. Thus, the severance and change of control agreements extend the period following a change of control during which if a termination occurs the executive officer is entitled to accelerated vesting under our stock plans by six months.

        Severance Arrangements with our Former Chief Executive Officer.    In connection with Dr. Bahcall's resignation, we entered into a separation agreement with Dr. Bahcall on March 20, 2014. Our employment agreement with our former Chief Executive Officer provided for severance of 24 months of base salary if his employment is terminated without cause. After reviewing the practices of companies represented in the compensation data we obtained, the Compensation Committee negotiated our former Chief Executive Officer's severance package to provide him an amount equal to his base salary for the length of his non-competition arrangement with us. We believe that our former Chief Executive Officer's severance package is generally in line with severance packages offered to chief executive officers of the companies of similar size to us represented in the compensation data we reviewed. On March 20, 2014, we entered into a separation agreement with our former Chief Executive Officer. Pursuant to the terms and conditions of the separation agreement, Dr. Bahcall was entitled to receive the following: accelerated vesting of all of his unvested stock option awards; extension of the exercise period of all his stock option awards until the earlier of June 30, 2016 or the expiration date of any applicable stock option; and twenty-four months of his current annual base salary, made in equal installments pursuant to our normal payroll practices over the next 24 months. Additional details relating to this arrangement can be found below in "Executive Officer and Director Compensation—Employment Agreement and Separation Agreement with Dr. Safi Bahcall"

Post-2014 Compensation Actions

        In December 2014, the Compensation Committee, based on the recommendation of W.T. Haigh's market review for executives, approved company-wide stock option grant guidelines, including grant guidelines for our named executive officers. In March 2015, the Compensation Committee authorized the grant of annual stock option awards for 2014 performance, which took into account the approved grant guidelines, company performance and an evaluation of 2014 individual performance, including individual contribution to the achievement of specific corporate goals, as further described below.

        On March 2, 2015, the Compensation Committee approved base salary increases for our employees effective March 1, 2015, including increasing the base salary of certain of our named executive officers as follows:

Name	2014 Base Salary	2015 Base Salary	Percent Increase
Anne C. Whittaker	$550,000	$550,000	0.0%
Marc S. Schneebaum	$325,000	$325,000	0.0%
Chen Schor	$425,000	$425,000	0.0%
Vojo Vukovic, M.D., Ph.D.	$380,000	$391,500	3.0%
Arthur J. McMahon	$278,000	$286,500	3.1%

Annual Stock Option Awards and Cash-Based Employee Retention and Incentive Bonus Plan

        On March 2, 2015, the Compensation Committee also granted annual stock option awards for our employees at an exercise price of $2.38 per share, the closing price of our common stock on March 2, 2015, and which vest as to 25% of the shares on March 2, 2016 and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter. The following named executive officers received stock option grants on March 2, 2015:

Name	# of Options
Anne C. Whitaker	100,000
Vojo Vukovic, M.D., Ph.D.	173,280
Arthur J. McMahon	126,768

        On March 2, 2015, the Compensation Committee approved a Cash-Based Employee Retention and Incentive Bonus Plan applicable to all employees, including our named executive officers. Employees at the Senior Vice President level and above, including our named executive officers, are not eligible to receive the retention portion of the bonus and are only eligible to receive the incentive portion of the bonus. The incentive portion of the bonus amounts are based upon the achievement of three separate corporate goals relating to our product development pipeline as set by the Compensation Committee. The retention bonus and incentive bonus amounts to be paid shall range from 100% to 300% of each employee's annual target bonus, except that the total bonus amount to all employees at the level of Vice President and above, including our named executive officers, shall be capped at 200% of their annual target bonus.

        The maximum potential incentive bonus payment for our named executive officers is set forth below.

Name	Maximum Incentive Payment Upon Achievement of Goals(1)
Anne Whitaker(2)	120%
President and Chief Executive Officer
Chen Schor	100%
Executive Vice President, Chief Operating Officer
Marc Schneebaum	80%
Senior Vice President, Chief Financial Officer
Vojo Vukovic	80%
Senior Vice President, Chief Medical Officer
Arthur McMahon	80%
Senior Vice President, Human Resources

(1)
Represents percentage of the named executive officer's base salary as of December 31, 2015.

(2)
On April 22, 2015, Ms. Whitaker resigned as our President and Chief Executive Officer, effective May 7, 2015.

        The retention bonus and incentive bonus payments under the Plan will be paid in cash, subsequent to the certification of the achievement of the goals by the Compensation Committee, with such certification to be finalized and amounts to be paid no later than March 15, 2016. For an employee, including a named executive officer, to be eligible to receive payment, the employee must be employed by us on the date of payment, except that if such employee is terminated by us without cause prior to the date of payment, he or she shall still be eligible to receive payment of the retention portion of the bonus and, to the extent that any of the goals have been achieved as of the date of termination, the incentive portion of the bonus for the goals achieved.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

        The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2014, 2013 and 2012 to (1) our current President and Chief Executive Officer; (2) our current Chief Financial Officer; (3) our three next most highly compensated executive officers, other than our President and Chief Executive Officer and our Chief Financial Officer, who earned more than $100,000 during the fiscal year ended December 31, 2014 and were serving as executive officers as of such date; (4) our former interim Principal Executive Officer, Keith R. Gollust, (5) our former President and Chief Executive Officer, Safi R. Bahcall, who ceased employment with the Company on March 3, 2014; and (6) our former Vice President, Finance and Administration, Chief Financial Officer, Keith S. Ehrlich, C.P.A, who ceased serving as our Chief Financial Officer on December 8, 2014.

        On April 22, 2015, Anne Whitaker notified our Board of Directors that she was resigning as our President and Chief Executive Officer and as a member of our Board of Directors, effective as of May 7, 2015. In connection with Ms. Whitaker's resignation, on April 23, 2015, the Board of Directors (i) appointed Chen Schor, our current Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer, to be effective as of May 7, 2015 and (ii) appointed Mr. Schor as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2017, to be effective as of May 7, 2015, to fill the vacancy to be created by Anne Whitaker's resignation.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Anne Whitaker(2)	2014	183,333	380,000	(3)	2,000,000	2,448,600	101,440	(4)	5,113,373
President and Chief Executive Officer
Marc Schneebaum(5)	2014	21,042	—		213,750	520,943	—		755,735
Senior Vice President, Chief Financial
Officer and Treasurer
Chen Schor(6)	2014	27,516	50,000		427,500	1,041,885	—		1,546,901
Executive Vice President and Chief
Operating Officer
Vojo Vukovic, M.D., Ph.D.	2014	378,333	152,000	(3)	—	709,077	—		1,239,410
Senior Vice President, Chief	2013	368,333	118,000		—	774,070	—		1,260,403
Medical Officer	2012	357,500	144,000		—	398,681	—		900,181
Arthur J. McMahon(7)	2014	276,667	111,200	(3)	—	577,461	5,332	(8)	970,660
Senior Vice President, Human Resources
Keith R. Gollust(9)	2014	—	—		—	—	—		—
Chairman of the Board of Directors and Former
Interim Principal Executive Officer
Safi R. Bahcall, Ph.D.(10)	2014	88,667	—		—	—	431,883	(11)	520,550
Former President and Chief Executive Officer	2013	516,667	—		—	1,780,361	31,888		2,328,916
	2012	459,167	250,000		—	1,269,450	80,674		2,059,291
Keith S. Ehrlich, C.P.A.(12)	2014	288,833	69,600	(13)	—	336,358	7,800	(8)	702,591
Vice President, Finance and Administration,	2013	281,667	68,000		—	406,580	7,650		763,897
Chief Financial Officer	2012	273,333	82,500		—	261,221	7,500		624,554

(1)
These amounts represent the aggregate grant date fair value of stock awards and option awards, respectively, granted in each year presented calculated in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K") for details as to the assumptions used to determine the grant date fair value of the stock and option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(2)
Ms. Whitaker joined the Company on September 2, 2014.

(3)
Represents a sign-on bonus of $270,000 and a cash bonus of $110,000 for performance in 2014, which was paid in March 2015.

(4)
Represents a miscellaneous allowance of $85,000 that Ms. Whitaker received to cover expenses and costs that are not otherwise reimbursable costs and expenses of relocation and $16,400 in reimbursements for reasonable costs and expenses of relocation.

(5)
Mr. Schneebaum joined the Company on December 8, 2014.

(6)
Mr. Schor joined the Company on December 8, 2014.

(7)
On April 13, 2015, we and Mr. McMahon mutually agreed that Mr. McMahon would resign on June 30, 2015.

(8)
Represents matching contributions made under our 401(k) plan.

(9)
Mr. Gollust did not receive a salary or bonus in his role as Interim Principal Executive Officer, but did receive compensation for his membership on the Board of Directors and certain committees of the Board of Directors. See "Executive Officer and Director Compensation—Director Compensation" below.

(10)
Dr. Bahcall left the Company on March 3, 2014.

(11)
Represents $429,666 paid as salary continuation payments pursuant to our separation agreement with Dr. Bahcall and $2,217 of matching contributions made under our 401(k) plan.

(12)
Mr. Ehrlich's employment as Chief Financial Officer ended on December 8, 2014 and he remained with us during a transition period until February 19, 2015. Under his transition and separation agreement, this stock option fully accelerated and will remain exercisable for 18 months.

(13)
Represents a bonus amount paid pursuant to our transition and separation agreement with Mr. Ehrlich.

Fiscal Year 2014 Grants of Plan-Based Awards

        The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2014 to each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	Approval Date	All Other Stock Awards: Number of Shares or Stock Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards(1)
Anne Whitaker	9/2/14	8/1/14	500,000	—	—	$2,000,000
President and Chief Executive	9/2/14	8/1/14	—	750,000	$4.00	$2,448,600
Officer
Marc Schneebaum	12/8/14	12/1/14	75,000	—	—	$213,750
Senior Vice President, Chief	12/8/14	12/1/14	—	225,000	$2.85	$520,943
Financial Officer and
Treasurer
Chen Schor	12/8/14	12/1/14	150,000	—	—	$427,500
Executive Vice President and	12/8/14	12/1/14	—	450,000	$2.85	$1,041,885
Chief Operating Officer
Vojo Vukovic, M.D., Ph.D.	3/3/14	3/3/14	—	141,211	$6.15	$709,077
Senior Vice President, Chief
Medical Officer
Arthur J. McMahon	3/3/14	3/3/14	—	115,000	$6.15	$577,461
Senior Vice President, Human
Resources
Keith R. Gollust(2)	—	—	—	—	—	—
Chairman of the Board of
Directors and Former Interim
Principal Executive Officer
Safi R. Bahcall, Ph.D.	—	—	—	—	—	—
Former President and Chief
Executive Officer
Keith S. Ehrlich, C.P.A.	3/3/14	3/3/14	—	66,985	$6.15	$336,358
Former Vice President,
Finance and Administration,
Chief Financial Officer

(1)
See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in the Form 10-K for details as to the assumptions used to determine the grant date fair value of the equity awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K. Our executive officers will not realize the value of the option awards in cash until these awards are exercised and the underlying shares are subsequently sold.

(2)
Mr. Gollust did not receive any plan-based awards in his role as Interim Principal Executive Officer, but did receive compensation for his membership on the Board of Directors and certain committees of the Board of Directors. See "Executive Officer and Director Compensation—Director Compensation" below.

        The terms of each executive officer's compensation are derived from our employment agreement, in the case of Ms. Whitaker, and our letter agreements, in the case of our other executive officers, entered into between us and them and annual performance reviews conducted by the Compensation Committee, in the case of Ms. Whitaker, and by Ms. Whitaker for the other executive officers. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Ms. Whitaker are determined by the Compensation Committee. Ms. Whitaker recommended annual base salary increases, annual stock option awards and cash bonuses, if any, for the other executive officers, which were reviewed and approved by the Compensation Committee.

  Employment Agreement with Ms. Whitaker

        Pursuant to an executive employment agreement effective as of September 2, 2014 between us and Ms. Whitaker, we agreed to employ Ms. Whitaker as our President and Chief Executive Officer on an at-will basis. Under this agreement, Ms. Whitaker's current annual base salary is $550,000 per year and is subject to adjustment from time to time at the discretion of the Board of Directors, based on the recommendation of the Compensation Committee, or the Compensation Committee. Under this agreement, Ms. Whitaker is also eligible to receive annual grants of stock options under our stock plans at either the discretion of the Board of Directors, based on the recommendation of the Compensation Committee, or the Compensation Committee and, under our bonus policy, is eligible to receive an annual bonus at a target amount of 60% of her base salary, which amount, if any, is determined in the sole discretion of the Board of Directors, based on the recommendation of the Compensation Committee, or the Compensation Committee. Ms. Whitaker also received a sign-on bonus of $270,000, $135,000 of which must be repaid if Ms. Whitaker resigns without Good Reason (as defined in Ms. Whitaker's employment agreement) within one year of September 2, 2014. The Company also paid for or reimbursed Ms. Whitaker for reasonable costs and expenses of relocation, and she received a miscellaneous allowance of $85,000 to cover expenses and costs that are not otherwise reimbursable costs and expenses of relocation. As a condition of employment, Ms. Whitaker has entered into a non-competition/non-solicitation agreement pursuant to which she has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 12 months after the termination of her employment. Pursuant to the agreement, on September 2, 2014, Ms. Whitaker was granted options to purchase up to 750,000 shares of our common stock and 500,000 shares of restricted common stock. Ms. Whitaker's options are exercisable at a price equal to $4.00 and will vest as to 25% of the shares on the first anniversary of September 2, 2014, and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter, provided that she remains employed by us on the vesting date. Ms. Whitaker's restricted stock will vest as to 25% of the shares on the first anniversary of September 2, 2014, and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter, provided that she remains employed by us on the vesting date. Ms. Whitaker's options to purchase 500,000 shares were granted pursuant to our shareholder-approved Amended and Restated 2006 Stock Plan. Ms. Whitaker's options to purchase 250,000 shares and the 500,000 shares of restricted stock were be granted outside of the 2006 Plan as an inducement material to Ms. Whitaker's acceptance of employment in accordance with NASDAQ Listing Rule 5635(c)(4).

  Offer Letters

        We do not have formal employment agreements with any of our other executive officers named in the Summary Compensation Table, however certain elements of the executive officers' compensation and other employment arrangements are set forth in letter agreements that we executed with each of them at the time their employment with us commenced. The letter agreements provide, among other things, the executive officer's initial annual base salary and initial equity award. Each letter agreement provides that the executive officer's employment with us is on an at-will basis. As a condition to their employment, each executive officer has entered into a non-competition/non-solicitation agreement pursuant to which each officer has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 12 months after the termination of employment. These letter agreements are further described below. Since the date of the letter agreements, the compensation paid to each of these executive officers has been increased and additional equity awards have been awarded. In addition, under our bonus policy, each executive officer is eligible to receive an annual performance-based bonus up to a certain percentage of such executive's base salary, as noted below, which amount, if any, may be increased or decreased in the discretion of the Compensation Committee.

        Marc Schneebaum Pursuant to a letter agreement dated November 24, 2014, between us and Mr. Schneebaum, we agreed to employ Mr. Schneebaum as Senior Vice President and Chief Financial

Officer, beginning on December 8, 2014. Mr. Schneebaum's annual base salary is currently $325,000. Under our bonus policy, Mr. Schneebaum is eligible to receive an annual performance-based bonus of up to 40% of his base salary. Under the terms of his letter agreement, on December 8, 2014, Mr. Schneebaum was granted options to purchase up to 225,000 shares of our common stock and 75,000 shares of restricted common stock. Mr. Schneebaum's options will be exercisable at a price equal to $2.85 and will vest as to 25% of the shares on the first anniversary of December 8, 2014, and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter, provided that he remains employed by us on the vesting date. Mr. Schneebaum's restricted stock will vest as to 50% of the shares on the second anniversary of December 8, 2014, and as to the remaining 50% of the shares on the third anniversary of December 8, 2014, provided that he remains employed by us on the vesting date. Mr. Schneebaum's options and restricted stock were granted outside of the 2006 Stock Plan as an inducement material to Mr. Schneebaum's acceptance of employment in accordance with NASDAQ Listing Rule 5635(c)(4).

        Chen Schor Pursuant to a letter agreement dated December 3, 2014, between us and Mr. Schor, we agreed to employ Mr. Schor as Executive Vice President and Chief Operating Officer, beginning on December 8, 2014. Mr. Schor's annual base salary is currently $425,000. Under our bonus policy, Mr. Schor is eligible to receive an annual performance-based bonus of up to 50% of his base salary. Mr. Schor also received a sign-on bonus of $50,000, which must be repaid if Mr. Schor is terminated for Cause or resigns without Good Reason (as both terms are defined in Mr. Schor's severance and change in control agreement) within one year of December 8, 2014, provided, however, that the amount owed to us will be reduced by 1/12 for each full month of work completed after Mr. Schor's commencement of employment. Under the terms of his letter agreement, on December 8, 2014, Mr. Schor was granted options to purchase up to 450,000 shares of our common stock and 150,000 shares of restricted common stock. Mr. Schor's will be exercisable at a price equal to $2.85 and will vest as to 25% of the shares on the first anniversary of December 8, 2014, and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter, provided that he remains employed by us on the vesting date. Mr. Schor's restricted stock will vest as to 50% of the shares on the second anniversary of December 8, 2014, and as to the remaining 50% of the shares on the third anniversary of December 8, 2014, provided that he remains employed by us on the vesting date. Mr. Schor's options and restricted stock were granted outside of our Amended and Restated 2006 Stock Plan (as an inducement material to Mr. Schor's acceptance of employment in accordance with NASDAQ Listing Rule 5635(c)(4).

        Vojo Vukovic, M.D., Ph.D. Pursuant to a letter agreement dated December 9, 2008, between us and Dr. Vukovic, we agreed to employ Dr. Vukovic as Vice President, Clinical Research, beginning on January 19, 2009. In July 2009, Dr. Vukovic was promoted to serve as our Senior Vice President, Chief Medical Officer. Dr. Vukovic's annual base salary is currently $380,000. Under our bonus policy, Dr. Vukovic is eligible to receive an annual performance-based bonus of up to 40% of his base salary.

        We also have severance and change of control arrangements in place with each of the executive officers named in our Summary Compensation Table. For a description and quantification of benefits payable to the executive officers in connection with a termination of employment or a change of control pursuant to these arrangements, see "—Potential Payments Upon Termination or Change of Control."

  Employment Agreement and Separation Agreement with Dr. Safi Bahcall

        Dr. Bahcall left the Company on March 3, 2014. Pursuant to a letter agreement effective as of April 18, 2005 between us and Dr. Bahcall, we agreed to employ Dr. Bahcall as our President and Chief Executive Officer on an at-will basis. As a condition of employment, Dr. Bahcall entered into a non-competition/non-solicitation agreement pursuant to which he has agreed not to compete with Synta or to solicit customers or employees of Synta for a period of 24 months after the termination of his employment.

        In connection with Dr. Bahcall's resignation, we entered into a separation agreement with Dr. Bahcall on March 20, 2014. Pursuant to the terms and conditions of the separation agreement, Dr. Bahcall was entitled to receive the following: accelerated vesting of all of his unvested stock option awards; extension of the exercise period of all his stock option awards until the earlier of June 30, 2016 or the expiration date of any applicable stock option; and twenty-four months of his current annual base salary, made in equal installments pursuant to our normal payroll practices over the next 24 months. Dr. Bahcall's right to receive the foregoing was subject to, among other obligations, his agreement to cooperate fully with us relating to any previous employment matters until September 3, 2014, his execution of a release of claims against the Company, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his letter agreement with us, will continue to apply in accordance with their terms.

  Separation Agreement with Mr. Ehrlich

        In connection with Mr. Ehrlich's resignation, we entered into a separation agreement with Mr. Ehrlich on February 10, 2015. Pursuant to the terms and conditions of the separation agreement, Mr. Ehrlich was entitled to receive the following: accelerated vesting of all of his unvested stock option awards; extension of the exercise period of all his stock option awards until the earlier of August 19, 2016 or the expiration date of any applicable stock option; continuation of health benefits for up to six months; and six months of his current annual base salary, made in equal installments pursuant to our normal payroll practices over the next six months Mr. Ehrlich's right to receive the foregoing was subject to, among other obligations, his agreement to cooperate fully with us relating to any previous employment matters until August 19, 2015, his execution of a release of claims against the Company, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his Non-Competition, Confidentiality and Inventions Agreement with us, will continue to apply in accordance with their terms.

  Separation Agreement with Mr. McMahon

        In connection with Mr. McMahon's resignation, we entered into a separation agreement with Mr. McMahon on April 13, 2015 and Mr. McMahon will leave the Company on June 30, 2015. Pursuant to the terms and conditions of the separation agreement, Mr. McMahon was entitled to receive the following: accelerated vesting of all of his unvested stock option awards; extension of the exercise period of all his stock option awards until the earlier of December 30, 2016 or the expiration date of any applicable stock option; continuation of health benefits for up to six months; and six months of his current annual base salary, made in equal installments pursuant to our normal payroll practices over the next six months. Mr. McMahon's right to receive the foregoing was subject to, among other obligations, his agreement to cooperate fully with us relating to any previous employment matters until December 31, 2015, his execution of a release of claims against the Company, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his Non-Competition, Confidentiality and Inventions Agreement with us, will continue to apply in accordance with their terms.

  Fiscal Year 2014 Equity Awards

        On March 3, 2014, the Compensation Committee authorized the option awards granted to our named executive officers as of such date as set forth in the 2014 Grants of Plan-Based Awards table as part of the annual option award grants to all of our executive officers and employees. The size of the option awards granted to these executive officers were in line with the target amounts established by the Compensation Committee for annual stock option awards for 2014 performance, based on 100%

performance level: 129% of base salary for Vice Presidents and 208% of base salary for Senior Vice Presidents.

        All of the stock options referenced above and set forth in the 2014 Grants of Plan-Based Awards table were issued under our 2006 Stock Plan and were granted with an exercise price per share equal to the fair market value of our common stock on the date of grant, which, in accordance with our 2006 Stock Plan, is the closing price of our common stock on the date of grant as reported by The Nasdaq Global Market. Stock option and restricted stock awards under our 2006 Stock Plan may vest in full upon a termination within six months following a change of control, and are subject to accelerated vesting under the severance and change of control agreements discussed below under "—Potential Payments Upon Termination or Change of Control."

  Fiscal Year 2014 Performance Bonuses

        As discussed above in the Compensation Discussion and Analysis under "—Annual Bonus," the Compensation Committee approved our executives' bonus awards for 2014 performance in March 2015 following a review of progress against each of the specific 2014 corporate, financial, and operational goals. The Compensation Committee concluded that that the progress made from September 1, 2014 to February 28, 2015 merited awarding cash bonuses to our named executive officers and other employees at 100% of the target levels. Ms. Whitaker's bonus award was prorated based on her commencement of employment per the terms of her employment agreement. Messrs. Schor and Schneebaum were not eligible for bonus awards for 2014 based on their commencing employment in December 2014. In addition, the Compensation Committee considered individual performance in assessing the appropriate level of cash bonus awarded to our executives at the Vice President level and above, including our named executive officers. Balancing these factors, the Compensation Committee decided to award a cash bonus in the 30% for Vice Presidents, 40% for Senior Vice Presidents, 50% for Executive Vice President and 60% for our current Chief Executive Officer. Mr. Gollust did not have a target bonus opportunity for his role as Interim Principal Executive Officer and was not eligible for a bonus award.

Outstanding Equity Awards at 2014 Fiscal Year-End

        The following table shows stock options and shares of unvested stock held by each of the executive officers named in the Summary Compensation Table as of December 31, 2014, the last day of our fiscal year.

		Option Awards							Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Anne Whitaker	9/2/14	—		750,000	(2)	$4.00		9/2/24	—		—
President and Chief Executive Officer	9/2/14	—		—		—		—	500,000	(3)	$1,325,000
Marc Schneebaum	12/8/14	—		225,000	(2)	$2.85		12/8/24	—		—
Senior Vice President, Chief Financial		—		—		—		—	75,000	(4)	$198,750
Officer and Treasurer
Chen Schor	12/8/14	—		450,000	(2)	$2.85		12/8/24	—		—
Executive Vice President and Chief		—		—		—		—	150,000	(4)	$397,500
Operating Officer
Vojo Vukovic, M.D., Ph.D.	1/19/09	50,000		—		7.27		1/19/19	—		—
Senior Vice President, Chief Medical Officer	4/13/09	32,760		—		2.49		4/13/19	—		—
	3/1/10	69,420		—		4.02		3/1/20	—		—
	3/1/11	93,750		6,250	(2)	5.26		3/1/21	—		—
	3/6/12	48,386		21,994	(2)	4.22		3/6/22	—		—
	9/13/12	14,062		10,938	(2)	8.05		9/13/22	—		—
	3/5/13	43,750		56,250	(2)	9.65		3/5/23	—		—
	3/3/14	—		141,211	(2)	6.15		3/3/24	—		—
Arthur McMahon	2/6/07	25,000		—		10.00		2/6/17	—		—
Senior Vice President, Human Resources	2/26/07	10,000		—		8.75		2/26/17	—		—
	2/27/08	22,680		—		8.82		2/27/18	—		—
	4/13/09	24,948		—		2.49		4/13/19	—		—
	3/1/10	30,888		—		4.02		3/1/20	—		—
	3/1/11	31,785		2,119	(2)	5.26		3/1/21	—		—
	3/6/12	28,083		12,765	(2)	4.22		3/6/22	—		—
	9/13/12	8,437		6,563	(2)	8.05		9/13/22	—		—
	3/5/13	19,386		24,926	(2)	9.65		3/5/23
	3/3/14	—		115,000	(2)	6.15		3/3/24
Keith R. Gollust(5)	n/a	n/a		n/a		n/a		n/a	n/a		n/a
Chairman of the Board of Directors
and Former Interim Principal Executive
Officer
Safi R. Bahcall, Ph.D.	2/15/05	37,500	(7)	—		14.00	(7)	2/15/15	—		—
Former President and Chief Executive	2/15/06	50,000	(7)	—		14.00		2/15/16	—		—
Officer	2/28/07	46,000	(7)	—		8.53		6/30/16	—		—
	2/27/08	100,000	(7)	—		8.82		6/30/16	—		—
	4/13/09	146,300	(7)	—		2.49		6/30/16	—		—
	3/1/10	160,000	(7)	—		4.02		6/30/16	—		—
	3/1/11	200,000	(7)	—		5.26		6/30/16	—		—
	3/6/12	185,000	(7)	—		4.22		6/30/16	—		—
	9/13/12	100,000	(7)	—		8.05		6/30/16	—		—
	3/5/13	230,000	(7)	—		9.65		6/30/16	—		—
Keith S. Ehrlich, C.P.A.	2/15/05	13,425		—		14.00	(7)	2/15/15	—		—
Former Vice President, Finance and	2/15/06	20,571		—		14.00		2/15/16	—		—
Administration, Chief Financial Officer	2/26/07	22,000		—		8.75		2/26/17	—		—
	2/27/08	28,980		—		8.82		2/27/18	—		—
	4/13/09	30,870		—		2.49		4/13/19	—		—
	3/1/10	38,220		—		4.02		3/1/20	—		—
	3/1/11	39,272		2,619	(8)	5.26		3/1/21	—		—
	3/6/12	33,522		15,238	(8)	4.22		3/6/22	—		—
	9/13/12	8,437		6,563	(8)	8.05		9/13/22	—		—
	3/5/13	22,979		29,546	(8)	9.65		3/5/23
	3/3/14	—		66,985	(8)	6.15		3/3/24	—		—

(1)
The market value of the stock awards was determined by multiplying the number of shares by $2.65, the closing price of our common stock on The Nasdaq Global Market on December 31, 2014, the last trading day of our fiscal year.

(2)
The option vests as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter.

(3)
The restricted stock grant vests as to 25% of the shares on September 2, 2015 and quarterly thereafter for the next three years.

(4)
The restricted stock grant vests as to a lapsing repurchase right as to 50% of the shares on December 8, 2016 and as to an additional 50% on December 8, 2017.

(5)
Mr. Gollust did not receive any equity awards in his role as Interim Principal Executive Officer. For information related to equity awards that Mr. Gollust received for service on our Board of Directors, see "Executive Officer and Director Compensation—Director Compensation" below.

(6)
Dr. Bahcall left the Company on March 3, 2014. As part of his separation agreement, Dr. Bahcall received accelerated vesting of all of his unvested stock option awards and extension of the exercise period of all his stock option awards until the earlier of June 30, 2016 or the expiration date of any applicable stock option.

(7)
These options were originally granted at an exercise price of $22.00 per share and were repriced effective March 1, 2006 to $14.00 per share.

(8)
The option vests as to 25% of the shares on the first anniversary of the date of grant and as to an additional 6.25% of the shares on the last day of each successive three-month period thereafter. Mr. Ehrlich left the Company on February 19, 2015. As part of his separation agreement, Mr. Ehrlich received accelerated vesting of all of his unvested stock option awards and extension of the exercise period of all his stock option awards until the earlier of August 19, 2016 or the expiration date of any applicable stock option.

Option Exercises and Stock Vested in 2014

        There were no exercises of options to purchase our common stock by the executive officers named in the Summary Compensation Table and none of the shares of restricted stock held by the executive officers named in the Summary Compensation Table vested during the fiscal year ended December 31, 2014.

Pension Benefits

        We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

        We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change of Control

        We have entered into agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table that were employed as executives on December 31, 2014 in the event of a termination of employment or a change of control.

Severance and Change of Control Arrangement with Anne Whitaker, President and Chief Executive Officer

        Pursuant to our employment agreement with Ms. Whitaker that was effective as of December 31, 2014, in the event Ms. Whitaker's employment with the Company is terminated by us without cause or by Ms. Whitaker for good reason, Ms. Whitaker is entitled to (i) continuation of her then-current base salary for 18 months, (ii) acceleration of the vesting of all outstanding equity awards that would have vested within 18 months of the termination date, and (iii) payment of a lump sum equal to our cost (less her co-pay) of 18 months of medical, dental and vision insurance in effect at the time of termination. In addition, if within 90 days prior to a change of control (as defined in Ms. Whitaker's agreement) or one year following a change of control, Ms. Whitaker's employment with the Company is terminated by us without cause or by Ms. Whitaker for good reason, subject to her execution of a release of claims agreement acceptable to us, she will be entitled to (i) payment of a lump sum equal to 24 months of base salary, (ii) payment of an amount equal to her target annual bonus amount, pro rated for the portion of the year in which her employment was terminated, (iii) acceleration of the vesting of all outstanding unvested equity awards, and (iv) payment of a lump sum equal to our cost (less her co-pay) of 24 months of medical, dental and vision insurance in effect at the time of termination. As a condition to the receipt of the aforementioned severance payments, Ms. Whitaker will be required to execute and deliver a written release of Synta from any and all claims arising in connection with his employment.

        Pursuant to the terms of the employment agreement, "cause" includes (but is not limited to): (i) any willful engagement in dishonesty, illegal conduct or gross misconduct, which is, in each case, injurious to us, (ii) any substantial malfeasance or non-feasance of duty, (iii) any misappropriation or fraud, whether or not related to Ms. Whitaker's employment with us, or (iv) any material breach by Ms. Whitaker of any of the terms of any employment, non-disclosure, invention assignment, non-competition, or similar agreement between her and us, and "good reason" means a change in Ms. Whitaker's principal business location to a location more than fifty miles from her then-current location (excluding her initial relocation to the Lexington, MA vicinity); (ii) a material diminution in Ms. Whitaker's duties, authority or responsibilities, or of her reporting relationship to the board; or (iii) a material reduction in Ms. Whitaker's base salary; provided that (A) Ms. Whitaker provides us with written notice that she intends to terminate her employment for one of the grounds set forth above within sixty days of such ground occurring, (B) if such ground is capable of being cured, we have failed to cure such ground within a period of thirty days from the date of such written notice, and (C) Ms. Whitaker terminates her employment within ninety one (91) days from the date that the "good reason" first occurred.

        The definition of a change of control under Ms. Whitaker's employment is included below under "Severance and Change of Control Agreements with our Other Named Executive Officers—Defined Terms in Severance and Change of Control Agreements."

Severance and Change of Control Agreements with our Other Named Executive Officers

  Severance and Change of Control Agreement with our Executive Vice President

        Pursuant to the terms of the severance and change of control agreement entered into with our Executive Vice President, Chen Schor, in the event of a termination other than for "cause" or in the event the officer terminates for "good reason" (as such terms are defined in the agreements and set forth below), Mr. Schor is entitled to receive the following:

  •
  continuation of salary at the officer's then-current base salary for a period of 12 months;

  •
  acceleration of vesting of outstanding stock option awards that would have vested during the 12 month period following the officer's date of termination; and

  •
  continuation of health benefits for up to 12 months.

        In the event that within one year following a "change of control" (as defined in the agreements and set forth below) the officer's employment is terminated other than for cause or the officer terminates his employment for good reason, Mr. Schor is entitled to receive the following:

  •
  payment of an amount equal to 18 months of the officer's then-current base salary;

  •
  payment of a separation bonus equal to the officer's target annual bonus for the year in which the termination occurs, prorated for the portion of the year in which the officer was employed;

  •
  full acceleration of vesting of equity awards outstanding immediately prior to termination; and

  •
  continuation of health benefits for up to 18 months.

  Severance and Change of Control Agreements with our Senior Vice Presidents

        Pursuant to the terms of the severance and change of control agreements entered into with our Senior Vice Presidents, including our named executive officers Marc Schneebaum, Vojo Vukovic, M.D., Ph.D. and Arthur McMahon, in the event of a termination other than for "cause" or in the event the officer terminates for "good reason" (as such terms are defined in the agreements and set forth below), Messrs. Schneebaum and McMahon and Dr. Vukovic are entitled to receive the following:

  •
  continuation of salary at the officer's then-current base salary for a period of six months;

  •
  acceleration of vesting of outstanding stock option awards that would have vested during the six month period following the officer's date of termination; and

  •
  continuation of health benefits for up to six months.

        In the event that within one year following a "change of control" (as defined in the agreements and set forth below) the officer's employment is terminated other than for cause or the officer terminates his employment for good reason, Messrs. Schneebaum and McMahon and Dr. Vukovic are entitled to receive the following:

  •
  payment of an amount equal to 12 months of the officer's then-current base salary;

  •
  payment of a separation bonus equal to the officer's target annual bonus for the year in which the termination occurs, prorated for the portion of the year in which the officer was employed;

  •
  full acceleration of vesting of equity awards outstanding immediately prior to termination; and

  •
  continuation of health benefits for up to 12 months.

  Defined Terms in Severance and Change of Control Agreements

        As defined in the severance and change of control agreements:

        "Cause" includes, but is not limited to: (i) dishonesty with respect to us or any affiliate, parent or subsidiary of ours; (ii) insubordination; (iii) substantial malfeasance or nonfeasance of duty; (iv) unauthorized disclosure of confidential information; (v) breach of any material provision of any employment, consulting, advisory, non-disclosure, invention assignment, non-competition, or similar agreement between us and the executive officer; or (vi) conduct substantially prejudicial to our business or of any affiliate, parent or subsidiary of ours. Our Board of Directors has sole discretion to determine the existence of cause, and its determination will be conclusive on us and the executive officer. Cause is not limited to events which have occurred prior to the termination of the executive officer's service, nor is it necessary that the finding of cause occur prior to such termination. If the Board of Directors determines, subsequent to the executive officer's termination of service, that either prior or subsequent to the termination the executive officer engaged in conduct which would constitute cause, then the executive officer will have no right to any benefit or compensation under the severance and change of control agreement.

        A "change of control" means the occurrence of any of the following events:

  (i)
  Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities (excluding for this purpose any such voting securities held by us, or any affiliate, parent or subsidiary of ours, or by any employee benefit plan of ours) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

  (ii)
  (A) A merger or consolidation of us whether or not approved by the Board of Directors, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by our voting securities or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (B) or our stockholders approve an agreement for the sale or disposition by us of all or substantially all of our assets; or

  (iii)
  A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are "Incumbent Directors," which means directors who either (A) were directors as of the date that the severance and change of control agreement was executed, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors, or by a committee of the Board of Directors made up of at least a majority of the Incumbent Directors, at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

        "Good reason" means: (i) the executive officer, as a condition of remaining an employee of ours, is required to change the principal location where he or she renders services to us to a location more than 50 miles from his or her then-current location of employment; (ii) there occurs a material adverse change in the executive officer's duties, authority or responsibilities which causes his or her position with us to become of significantly less responsibility or authority than his or her position was on the date the severance and change of control agreement was executed; or (iii) there occurs a material reduction in the executive officer's base salary.

Change of Control Arrangements Under Our 2006 Stock Plan

        Under our 2006 Stock Plan, in the event of a termination of our outstanding options in connection with a corporate transaction, where outstanding options are not assumed or substituted, all outstanding options shall become fully exercisable immediately prior to their termination. In addition, in the event of a change of control where outstanding options are assumed or substituted or in the event of a change of control that does not constitute a corporate transaction under our 2006 Stock Plan, all outstanding options will become immediately exercisable in full and all rights of repurchase with respect to outstanding stock grants shall terminate if on or prior to the date that is six months after the date of the change of control event (i) a participant's service with us or our succeeding corporation is terminated by us or the succeeding corporation without cause; (ii) a participant terminates his or her service with us as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change of control event; or (iii) the participant terminates his or her service after there occurs a material adverse change in a participant's duties, authority or responsibilities which cause such participant's position with us to become of significantly less responsibility or authority than such participant's position was immediately prior to the change of control. Our 2001 Stock Plan, which was terminated in March 2006 and under which all outstanding equity awards granted thereunder have fully vested, contained similar provisions. Our 2006 Stock Plan also allows the Board of Directors to make appropriate adjustments for other stock-based awards. The term "change of control" under our 2006 Stock Plan has the same definition as it does under our severance and change of control agreements.

Potential Payments Upon a December 31, 2014 Termination

  Anne Whitaker, President and Chief Executive Officer

        The following table summarizes the potential payments and benefits to Ms. Whitaker, our President and Chief Executive Officer, under her employment agreement and our 2006 Stock Plan assuming that a termination occurred under the circumstances set forth in the column headings. The information presented assumes that the termination occurred on December 31, 2014, the last business day of our most recently completed fiscal year. The closing price of our common stock as listed on The Nasdaq Global Market on December 31, 2014, the last trading day of our fiscal year, was $2.65 per share.

Executive Payments and Benefits Upon Termination	Termination without Cause or Resignation for Good Reason	Termination without Cause or Resignation for Good Prior to or Following a Change of Control
Base Salary	$825,000	$1,100,000
Bonus	—	$330,000
Acceleration of Vesting of Equity	18 months	100%
Number of Vesting In-The-Money Stock Options and	—	—
Value upon Termination(1)	$0	$0
Number of Vesting Shares and	187,500 shares	500,000 shares
Value Upon Termination(2)	$496,875	$1,325,000
COBRA Benefits	$27,966	$37,288

Total	$1,349,841	$2,792,288

(1)
Value upon termination is calculated using a value for our common stock of $2.65 per share, the closing price of our common stock on The Nasdaq Global Market on December 31, 2014, the last trading day of our fiscal year, and, with respect to options, subtracting the applicable option exercise price.

(2)
Value of the accelerated restricted stock vesting was calculated by multiplying the applicable number of unvested shares as of December 31, 2014, the last trading day of our fiscal year, by $2.65, the closing price of our common stock on The Nasdaq Global Market on December 31, 2014.

  Our Other Named Executive Officers

        The following table summarizes the potential payments to our named executive officers, other than Ms. Whitaker, under the severance and change of control agreements assuming that a termination occurred under the circumstances set forth in the column headings. The information presented assumes that the termination occurred on December 31, 2014, the last business day of our most recently completed fiscal year. The closing price of our common stock as listed on The Nasdaq Global Market on December 31, 2014, the last trading day of our fiscal year, was $2.65 per share.

Name	Executive Payments and Benefits upon Termination	Termination without Cause or Resignation for Good Reason	Termination without Cause or Resignation for Good Reason within One Year Following a Change of Control
Marc Schneebaum	Base Salary	$162,500	$325,000
Senior Vice President,	Bonus	—	$130,000
Chief Financial Officer	Acceleration of Vesting of Equity	6 months	100%
and Treasurer	Number of Vesting In-The-Money Stock	—	—
	Options and Value upon Termination	$0	$0
	Number of Vesting Shares	—	75,000
	and Value Upon Termination	$0	$198,750 (1)
	Cobra Benefits	$6,775	$13,549

	Total	$169,275	$667,299
Chen Schor	Base Salary	$425,000	$637,500
Executive Vice President and	Bonus	—	$212,500
Chief Operating Officer	Acceleration of Vesting of Equity	12 months	100%
	Number of Vesting In-The-Money Stock	—	—
	Options and Value upon Termination	$0	$0
	Number of Vesting Shares	—	150,000
	and Value Upon Termination	$0	$397,500 (1)
	Cobra Benefits	$18,665	$27,997

	Total	$443,665	$1,275,497
Vojo Vukovic, M.D., Ph.D.	Base Salary	$190,000	$380,000
Senior Vice President,	Bonus	—	152,000
Chief Medical Officer	Acceleration of Vesting of Equity	6 months	100%
	Number of Vesting In-The-Money Stock	—	—
	Options and Value upon Termination	$0	$0
	Cobra Benefits	$9,340	$18,679

	Total	$199,340	$550,679
Arthur J. McMahon(2)	Base Salary	$139,000	$278,000
Senior Vice President,	Bonus	—	111,200
Human Resources	Acceleration of Vesting of Equity	6 months	100%
	Number of Vesting In-The-Money Stock	—	—
	Options and Value upon Termination	$0	$0
	Cobra Benefits	$6,787	$13,574

	Total	$145,787	$402,774
Keith S. Ehrlich, C.P.A.(3)	Base Salary	$70,750	$283,000
Former Vice President,	Bonus	—	87,000
Finance and Administration,	Acceleration of Vesting of Equity	3 months	100%
Chief Financial Officer	Number of Vesting In-The-Money Stock	—	—
	Options and Value upon Termination	$0	$0
	Cobra Benefits	$3,393	$13,574

	Total	$74,143	$383,574

(1)
Value of the accelerated restricted stock vesting was calculated by multiplying the applicable number of unvested shares as of December 31, 2014, the last trading day of our fiscal year, by $2.65, the closing price of our common stock on The Nasdaq Global Market on December 31, 2014.

(2)
For a description of the actual amounts to be received by Mr. McMahon following his termination, see "Separation Agreement with Mr. McMahon" above.

(3)
For a description of the actual amounts received by Mr. Ehrlich following his termination, see "Separation Agreement with Mr. Ehrlich" above.

Director Compensation

        The following table sets forth a summary of the compensation earned by our non-employee directors and/or paid to certain of our directors in 2014 pursuant to certain agreements we have with them:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Option Awards ($)(2)		Total ($)
Keith R. Gollust(3)	6,000	(4)	79,995	48,534	(5)	134,529
Paul A. Friedman, M.D.(3)	29,750	(6)	—	100,416	(7)	130,166
Bruce Kovner(3)	—		49,995	33,472	(8)	83,467
Donald W. Kufe, M.D.(3)	23,750	(9)	—	33,472	(8)	57,222
William S. Reardon, C.P.A.(3)	35,000	(10)	20,000	33,472	(8)	88,427
Robert N. Wilson(3)	52,250	(11)	10,000	33,472	(8)	95,722

(1)
These amounts represent the aggregate grant date fair value of stock awards granted in fiscal year 2014 calculated in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 (the "Form 10-K") for details as to the assumptions used to determine the grant date fair value of the stock awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(2)
These amounts represent the aggregate grant date fair value of stock options granted in fiscal year 2014 calculated in accordance with FASB ASC Topic 718. See our discussion of "Stock-Based Compensation" under Note 2 to our audited consolidated financial statements included in the Form 10-K for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates" of the Form 10-K.

(3)
The following table shows the total number of outstanding and vested stock options, and shares of outstanding and restricted common stock as of December 31, 2014, the last day of our fiscal year, that have been issued as director compensation.

Name	# of Stock Options Outstanding	# of Stock Options Vested	Shares of Outstanding Unrestricted Common Stock	Shares of Outstanding Restricted Common Stock
Keith R. Gollust	36,250	29,000	98,936	9,757
Paul A. Friedman, M.D.	30,000	5,000	—	—
Bruce Kovner	52,000	47,000	76,326	6,098
Donald W. Kufe, M.D.	50,500	45,500	15,312	0
William S. Reardon, C.P.A.	52,000	47,000	25,667	2,439
Robert N. Wilson	52,000	47,000	44,285	1,220
(4)
Consists of $6,000 in fees paid for committee service during the fiscal year ended December 31, 2014.

(5)
Consists of $15,062, representing the grant date fair value of an option to purchase 4,500 shares of common stock, and $33,472, representing the grant date fair value of an option to purchase 10,000 shares of common stock, both of which were granted on July 1, 2014.

(6)
Consists of $9,750 in fees paid for committee service during the fiscal year ended December 31, 2014, $20,000 as the elected form of payment for Board service from July 1, 2014 through June 30, 2015.

(7)
Consists of $66,944, representing the grant date fair value of an option to purchase 20,000 shares of common stock granted on March 3, 2014, and $33,472, representing the grant date fair value of an option to purchase 10,000 shares of common stock granted on July 1, 2014.

(8)
Represents the grant date fair value of an option grant to purchase 10,000 shares of common stock granted on July 1, 2014.

(9)
Consists of $3,750 in fees paid for committee service during the fiscal year ended December 31, 2014, $20,000 as the elected form of payment for Board service from July 1, 2014 through June 30, 2015.

(10)
Consists of $15,000 in fees paid for committee service during the fiscal year ended December 31, 2014, $10,000 as the elected form of payment for Board service from July 1, 2013 through June 30, 2014, $10,000 as the elected form of payment for Board service from July 1, 2014 through June 30, 2015.

(11)
Consists of $12,250 in fees paid for committee service during the fiscal year ended December 31, 2014, $20,000 as the elected form of payment for Board service from July 1, 2013 through June 30, 2014, $20,000 as the elected form of payment for Board service from July 1, 2014 through June 30, 2015.

  Director Compensation Policy

        Our non-employee directors are compensated for their services in accordance with the terms of a Director Compensation Policy approved by our Board of Directors. The terms of the Director Compensation Policy as amended and in effect during 2014 are described below.

Initial Stock Option Grant Upon Election

        Pursuant to this policy, each non-employee director automatically receives an option to purchase 20,000 shares of our common stock upon his or her initial appointment to our Board of Directors. These options vest as to 25% of such grant on the first anniversary of the grant date and as to an additional 6.25% of such grant on the last day of each successive three-month period thereafter, subject to the non-employee director's continued service as a director. The exercise price of these options is equal to the fair market value of our common stock on the date of grant.

Annual Compensation

        Under our Director Compensation Policy, each non-employee director is compensated on an annual basis for providing services to Synta. Director compensation is paid for the period from July 1 through June 30 of each year. Annual restricted stock and stock option awards are granted automatically without any further action required by the Board of Directors on July 1 of each year, which is referred to below as the "Annual Grant Date."

  Annual Compensation in the Form of Cash and/or Restricted Stock

        Each non-employee director receives compensation consisting of one of the following combinations of cash and/or a grant of our common stock, at the election of each non-employee director, as follows:

  •
  $40,000 cash;

  •
  $30,000 cash and such number of shares of restricted common stock with a value of $10,000 on the Annual Grant Date;

  •
  $20,000 cash and such number of shares of restricted common stock with a value of $20,000 on the Annual Grant Date;

  •
  $10,000 cash and such number of shares of restricted common stock with a value of $30,000 on the Annual Grant Date; or

  •
  such number of shares of restricted common stock with a value of $40,000 on the Annual Grant Date.

        In addition, the chairman of the Board of Directors, provided he or she is a non-employee director, receives an additional annual fee of $20,000 consisting of cash and/or a grant of our common stock, at the election of the chairman, as follows:

  •
  $20,000 cash;

  •
  such number of shares of restricted common stock with a value of $20,000 on the Annual Grant Date; or

  •
  any combination of cash or grant of shares of restricted common stock in 25% increments that equals $20,000.

        The number of shares to be received by a non-employee director is calculated by dividing the total dollar amount that the non-employee director has elected to be paid in shares of common stock by the fair market value of the shares of our common stock on the Annual Grant Date, which is defined in our 2006 Stock Plan as the closing price of the common stock on such date, or if such date is not a trading day, then the last market trading day prior to July 1. Shares granted are subject to a lapsing forfeiture right such that the shares are subject to forfeiture to us if a non-employee director does not continue to serve as a member of the Board of Directors, or with respect to shares issued as part of the chairman's compensation, as chairman of the Board of Directors, as of the end of the applicable quarter as follows: the forfeiture right lapses as to 25% of each such grant on each of September 30, December 31, March 31 and June 30 thereafter.

        Each non-employee director has the opportunity to make an election to receive all cash fees (in addition to the annual fee) in the form of cash or shares of restricted common stock or any combination of cash and shares of restricted common stock in 25% increments (calculated in accordance with the existing terms of the Director Compensation Policy).

  Annual Stock Option Awards

        Under our Director Compensation Policy, each non-employee director receives an annual option grant on the Annual Grant Date to purchase 10,000 shares of our common stock, and the chairman of the Board of Directors, provided he or she is a non-employee director, receives an additional annual option grant on the Annual Grant Date to purchase 4,500 shares of our common stock. The options have an exercise price equal to the fair market value of our common stock on the Annual Grant Date and vest as to 25% of the shares on each of September 30, December 31, March 31 and June 30 thereafter, subject to the non-employee director's continued service as a director or chairman, as applicable.

        In the event of termination of service of a non-employee director, options and restricted stock granted under our Director Compensation Policy will vest to the extent of a pro rata portion through the non-employee director's last day of service as a director or as chairman, as applicable, based on the number of days accrued in the applicable period prior to his or her termination of service. Each non-employee director stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the director's death or disability.

        The option and restricted stock awards granted in 2014 and disclosed in the above Director Compensation table were granted under our 2006 Stock Plan.

  Committee Fees

        Pursuant to our Director Compensation Policy, each non-employee director also receives an annual fee of $5,000 for each committee of the Board of Directors on which such individual serves. However, the chairman of each committee, other than the Audit Committee, receives an annual fee of $10,000, and the chairman of the Audit Committee receives an annual fee of $15,000 for services as chairman.

        In March 2014, based upon the recommendation of our Compensation Committee, our Board of Directors approved an amendment to our non-employee director compensation policy to establish the compensation of our recently formed Executive Committee, which was formed to oversee the Company's leadership transition. Pursuant to this amendment, each member of the Executive Committee was entitled to receive a quarterly retainer of $3,000, prorated for partial quarters and payable in cash. The Executive Committee ceased to exist after Ms. Whitaker was appointed as our President and Chief Executive Officer in August 2014.

  Expenses

        We reimburse each member of our Board of Directors who is not an employee for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

Risks Related to Compensation Practices and Policies

        The Compensation Committee maintains a pay-for-performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the organization as a whole in order to maximize personal compensation. To minimize such risk, the Compensation Committee reviews at least annually the overall structure and individual components of our compensation program. The Compensation Committee also performs an annual evaluation to ensure that salary levels, equity awards and other elements of compensation are benchmarked against appropriate standards and that incentives provided for achievement of target goals are balanced between short-term rewards and longer-term enhancement of shareholder value. Based on its review, the Compensation Committee has concluded that any risks created by our compensation policies and procedures are not reasonably likely to have a material adverse effect on our company or business.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2014:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders(1)	7,904,343	$6.52	1,385,022	(2)
Equity Compensation Plans not Approved by Security Holders(3)	925,000	$3.16	N/A

Total	8,829,343	$6.17	1,385,022

(1)
These plans consist of our Amended and Restated 2006 Stock Plan, or our 2006 Stock Plan, and our 2001 Stock Plan. In connection with the adoption of our 2006 Stock Plan in March 2006, our 2001 Stock Plan, or the 2001 Plan, was terminated and thereafter no further stock options were granted under the 2001 Plan. All outstanding stock options and stock grants granted under the 2001 Plan remained outstanding and subject to their terms and the terms of the 2001 Plan.

(2)
Represents shares of common stock available for future issuance under our 2006 Stock Plan. Our 2006 Stock Plan contains an "evergreen provision" which allows for an annual increase in the number of shares available for issuance under the plan on the first day of each of our fiscal years during the period beginning in fiscal year 2008 and ending on the second day of fiscal year 2016. The annual increase in the number of shares shall be equal to the lowest of (i) 1,300,000 shares; (ii) 5% of our outstanding shares on the first day of the fiscal year; and (iii) an amount determined by our Board of Directors. Under this provision, no annual increase shall be made to the extent that the number of shares of common stock available for issuance under the 2006 Stock Plan and all other employee or director stock plans would exceed 25% of our outstanding shares on the first day of the applicable fiscal year. This amount does not include 1,300,000 shares available for issuance under our 2006 Stock Plan that were added pursuant to this evergreen provision on January 1, 2015.

(3)
This plan category consists of inducement grants provided to Ms. Whitaker, our President and Chief Executive Officer, Mr. Schor, our Executive Vice President and Chief Operating Officer, and Mr. Schneebaum, our Senior Vice President and Chief Financial Officer, pursuant to the terms of our employment agreements with Ms. Whitaker, Mr. Schor and Mr. Schneebaum.

Stock Option Agreements with Ms. Whitaker, Mr. Schor and Mr. Schneebaum

        Pursuant to a Stock Option Agreement with Ms. Whitaker, dated September 2, 2014, Ms. Whitaker was granted an option to purchase 250,000 shares of Common Stock at a price per share of $4.00, as an inducement material to her entering into employment with us. The grant has a term of ten years and is subject to a vesting schedule of 4 years, with 25% of the shares vesting on September 2, 2015 and 6.25% of the shares vesting each quarter thereafter, subject to his continued employment with the Company.

        Pursuant to a Stock Option Agreement with Mr. Schor, dated December 8, 2014, Mr. Schor was granted an option to purchase 450,000 shares of Common Stock at a price per share of $2.85, as an inducement material to his entering into employment with us. The grant has a term of ten years and is subject to a vesting schedule of 4 years, with 25% of the shares vesting on December 8, 2015 and 6.25% of the shares vesting each quarter thereafter, subject to his continued employment with the Company.

        Pursuant to a Stock Option Agreement with Mr. Schneebaum, dated December 8, 2014, Mr. Schneebaum was granted an option to purchase 225,000 shares of Common Stock at a price per share of $2.85, as an inducement material to his entering into employment with us. The grant has a term of ten years and is subject to a vesting schedule of 4 years, with 25% of the shares vesting on December 8, 2015 and 6.25% of the shares vesting each quarter thereafter, subject to his continued employment with the Company.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2014.

MEMBERS OF THE COMPENSATION COMMITTEE:
Robert N. Wilson (Chairman) Paul A. Friedman Bruce Kovner Keith R. Gollust

REPORT OF AUDIT COMMITTEE

        The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

        The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee's role and responsibilities are set forth in a charter adopted by the Board, which is available on our website at www.syntapharma.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2014, the Audit Committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 and the audit of internal control over financial reporting as of December 31, 2014 with management and Ernst & Young LLP, our independent registered public accounting firm;

  •
  Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No 16-Communications with Audit Committees; and

  •
  Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding Ernst &Young LLP's communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the Audit Committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE
William S. Reardon, C.P.A. (Chairman) Keith R. Gollust Robert N. Wilson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors, officers and 10% stockholders or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed.

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Except as set forth below and in this proxy statement under the caption "Executive Officer and Director Compensation," there were no transactions to which we were a party since January 1, 2014 through the date of this proxy statement with our directors and officers and beneficial owners of more than 5% of our voting securities and their affiliates.

Participation in 2015 Public Offering

        In April 2015, we completed an underwritten public offering of 25,300,000 shares of our common stock at a price of $1.75 per share, including 22,000,000 shares in the initial closing and 3,300,000 shares upon the full exercise of the underwriters' option to purchase additional shares. Bruce Kovner, a member of our Board of Directors, and entities affiliated with Mr. Kovner, purchased an aggregate of 6,857,142 shares in the offering for an aggregate purchase price of approximately $12.0 million. Keith Gollust, a member of our Board of Directors, and entities affiliated with Mr. Gollust, purchased an aggregate of 350,000 shares in the offering for an aggregate purchase price of $612,500. Robert Wilson, a member of our Board of Directors, purchased an aggregate of 50,000 shares in the offering for an aggregate purchase price of $87,500.

        The public offering price of $1.75 per share was determined through negotiations between us and the representatives of the underwriters of the offering based on several factors, including our future prospects and those of our industry in general, our financial operating information in recent periods, and market prices of securities and financial and operating information of companies engaged in activities similar to ours.

        In accordance with our policy for the approval of related person transactions described below, William Reardon, the chairman of our Audit Committee, pre-approved the participation of these officers and directors in the public offering on behalf of the Audit Committee.

Registered Direct Offering

        On April 11, 2014, we entered into a Subscription Agreement with KFO Holdings LLC, an entity affiliated with Bruce Kovner, one of our directors and our largest stockholder, pursuant to which we sold 1,250,000 shares of our common stock to KFO Holdings LLC at a purchase price of $4.01 per share. The shares were sold directly to KFO Holdings LLC without a placement agent, underwriter, broker or dealer. The net proceeds to us were approximately $5.0 million after deducting offering expenses payable by us.

Policy for Approval of Related Person Transactions

        Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

  •
  our executive officers;

  •
  our directors;

  •
  the beneficial owners of more than 5% of our securities;

  •
  the immediate family members of any of the foregoing persons; and

  •
  any other persons whom the Board of Directors determines may be considered related persons.

        For purposes of these procedures, "immediate family members" means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

        In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

        The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Synta; the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven members, classified into three classes as follows: Anne C. Whitaker, Donald W. Kufe, M.D. and William S. Reardon, C.P.A. are the Class I directors with a term ending at the 2017 Annual Meeting of Stockholders, provided that Chen Schor will replace Ms. Whitaker as a Class I director effective as of May 7, 2015. Keith R. Gollust and Robert N. Wilson constitute the Class II directors with a term ending at the upcoming 2015 Annual Meeting of Stockholders; and Paul A. Friedman and Bruce Kovner are the Class III directors with a term ending at the 2016 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

        On March 2, 2015, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and voted to nominate Keith R. Gollust and Robert N. Wilson for election at the Annual Meeting for a term of three years to serve until the 2018 Annual Meeting of stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election as directors of Messrs. Gollust and Wilson. In the event that either nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.

        A plurality of the shares voted at the Annual Meeting is required to elect each nominee as a director.

        THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. GOLLUST AND WILSON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 PROPOSAL NO. 2—INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2015. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2014. The Board proposes that the stockholders ratify this appointment. In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. We expect that a representative of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        In deciding to appoint Ernst & Young LLP, the Audit Committee reviewed auditor independence issues and existing relationships with Ernst & Young LLP and concluded that Ernst & Young LLP has no relationship with the Company that would impair its independence for the fiscal year ending December 31, 2015.

Accounting Fees and Services

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2013 and 2014 and fees incurred for other services rendered by Ernst & Young LLP during those periods.

	2013	2014
Audit fees	$446,000	$423,000
Audit-related fees	17,000	0
Tax fees	121,000	16,000
All other fees	0	0

Total	$584,000	$439,000

  Audit Fees

        Audit services were comprised of services associated with the quarterly reviews and annual audits of our financial statements, as well as the required audit of the effectiveness of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002. 2013 also includes services in connection with our public offering that was completed in November 2013. 2014 also includes services in connection with our at-the-market issuance sales agreement with MLV & Co. LLC.

  Audit-Related Fees

        Audit-related fees for 2013 were for consultation services of Ernst & Young with regard to our accounting for certain contemplated transactions.

  Tax Fees

        Tax fees for 2013 and 2014 included the services of Ernst & Young in connection with tax compliance, tax planning and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

        Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

        Prior to engagement of an independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by an independent registered public accounting firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

        If our stockholders ratify the selection of Ernst & Young LLP, the Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2015, if it concludes that such a change would be in the best interests of Synta and our stockholders. If our stockholders fail to ratify the selection, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

 PROPOSAL NO. 3—APPROVAL OF THE 2015 STOCK PLAN

        The Board of Directors has approved the adoption of the 2015 Stock Plan, or the 2015 Plan, subject to stockholder approval. If the stockholders approve the 2015 Plan, no further grants will be made under our current stock incentive plan, the Amended and Restated 2006 Stock Plan, or the 2006 Plan, which was amended on July 30, 2008 and further amended and restated as of June 17, 2010. The 2006 Plan replaced our 2001 Plan, and the 2015 Plan is intended to replace our 2006 Plan, which will be terminated in connection with stockholder approval of the 2015 Plan. If the stockholders do not approve the 2015 Plan, we will continue to make awards under the 2006 Plan subject to the limits thereunder during the duration of the 2006 Plan.

        As of April 16, 2015, 9,090,283 options to purchase shares of our common stock were outstanding under our 2001 Plan and our 2006 Plan and 1,369,057 shares remained available for future grants under our 2006 Plan. The 2006 Plan will terminate upon stockholder approval of the 2015 Plan and no additional grants will be made.

        As of April 16, 2015, the equity overhang, represented by all awards outstanding plus those available for future grant under the 2006 Plan, was 8.27%. The equity overhang from all awards outstanding and shares available for issuance would be 12.74% assuming approval of the 2015 Plan. Equity overhang was calculated in each instance above as all shares issuable upon exercise of outstanding options or vesting of unvested restricted stock plus shares available for future grant divided by (a) common shares outstanding plus (b) shares in the numerator.

        The 2015 Plan is being submitted to you for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) eligibility to receive a federal income tax deduction for certain compensation to be received by executive officers under the 2015 Plan by complying with Section 162(m) of the Code. Approval by our stockholders of the 2015 Plan is also required by the rules of The Nasdaq Stock Market.

        Our board of directors believes that our employee equity compensation program, as implemented under the 2006 Plan and to be continued under the 2015 Plan, allows us to remain competitive with comparable companies in our industry by giving us the resources to attract and retain talented individuals to contribute to our long-term success. The board of directors also believes that the 2015 Plan effectively provides substantial incentives to our executives to achieve our business objectives and build stockholder value, thereby aligning the interests of our executives with the interests of our stockholders. We believe that approval of the 2015 Plan will provide us with the flexibility we need to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors and independent contractors who are important to our long-term growth and success. We believe that the adoption of the 2015 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2015 Plan is in our best interests and those of our stockholders and recommends a vote "FOR" the approval of the 2015 Plan.

        The proposed 2015 Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the tax deduction available to us for awards made under the 2015 Plan. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally the executive officers named in the Summary Compensation Table on page 33) unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Covered Employees include the CEO, and the three most highly compensated officers (other than the CFO) whose compensation is reported to stockholders under the Exchange Act for the taxable year. We believe that it is in the best interests of us and our stockholders to structure the 2015

Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In addition, although the Board of Directors reserves the right to modify our executive compensation programs and policies in the future and we cannot predict the amount of compensation that may ultimately be taxable to a Covered Employee, we do not currently anticipate any changes to our executive compensation program that would cause any of our Covered Employees to exceed the $1,000,000 compensation level. However, as noted above, we believe it is prudent to be in a position to maximize tax deductibility if the Section 162(m) of the Code exception becomes relevant. In order to qualify as performance-based compensation, the compensation paid under a plan to Covered Employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2015 Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under "Eligibility" and Limitations on Grants and Shares Available for Issuance" and the performance goals are described below under "Performance Goals."

        Each executive officer is an eligible participant under the 2015 Stock Plan and has an interest in this proposal. Based solely on the closing price of our common stock as reported on The Nasdaq Global Market on April 16, 2015 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the 2001 Stock Plan or 2006 Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the 2015 Stock Plan is $26,545,830.

        The discussion that follows is qualified in all respects by reference to the terms of the 2015 Plan. We will promptly provide, upon request and without charge, a copy of the full text of the 2015 Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Secretary, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421. An electronic copy of the 2015 Plan is also attached as Annex A to this proxy statement on the SEC's website at www.sec.gov. Stockholders should refer to the 2015 Plan for more complete and detailed information about the 2015 Plan.

Material Features of the 2015 Plan

        Plan Administration.    Our Compensation Committee has full power and authority, subject to the provisions of the proposed 2015 Plan and applicable law, to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the number of shares of common stock to be covered by awards, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals. To the extent permitted under applicable law, our Compensation Committee may delegate to any person all or part of the Compensation Committee's authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or are Covered Employees.

        In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2015 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for cash.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the proposed 2015 Plan will be our and our subsidiaries officers, employees, directors and consultants and prospective employees as selected from time to time by our Compensation Committee, including our 12 directors and executive officers, of which six are non-employee directors. The granting of awards under the proposed 2015 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. Approximately 100 individuals will be eligible to participate in the proposed 2015 Plan.

        Shares Available for Issuance.    The 2015 Plan provides for the issuance of up to 8,741,000 shares (which includes 1,241,000 shares available for issuance under the 2006 Plan) plus a number of additional shares to be issued if awards outstanding under our 2006 Plan are cancelled or expire on or after the date of the 2015 annual meeting of stockholders. Generally, shares of common stock reserved for awards under the 2015 Plan or the 2006 Plan that lapse or are canceled will be added back to the share reserve available for future awards under the 2015 Plan. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2015 Plan provides that no participant may receive awards for more than 1,500,000 shares of common stock in any fiscal year.

        Performance Goals.    In order for the Company to have the ability to grant awards under the 2015 Plan that qualify as "performance-based compensation" under Section 162(m) of the Code, the 2015 Plan provides that our Compensation Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of Synta, an affiliate of Synta or a division or strategic business unit of Synta in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; or (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the 2015 Plan subject to the attainment of these performance goals, the Compensation Committee intends that compensation paid under the 2015 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

        Stock Options.    Stock options granted under the 2015 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.

        Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

        Restricted Stock.    Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

        During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

        Other Stock-Based Awards.    The 2015 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

        Tax Withholding.    Participants in the proposed 2015 Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant's compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

        Stock Dividends and Stock Splits.    If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        Change in Control Provisions.    The proposed 2015 Plan provides that upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions, as to some or all outstanding awards under the plan: (i) provide that all options shall be assumed or substituted by the successor corporation; (ii) upon written notice to a participant, provide that the participant's unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant; (iii) in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options (at prices not in excess of the merger price), and the aggregate exercise price of all such outstanding options (all options being made fully vested and immediately exercisable prior to their termination), in exchange for the termination of such options; and (iv) provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

        In addition, the proposed 2015 Plan provides that in the event of a change in control where outstanding options are assumed or substituted or in the event of a change in control that does not constitute a corporate transaction under the proposed 2015 Plan, options will become immediately exercisable in full if on or prior to the date that is six months after the date of the change in control (i) an option holder's service with us or our succeeding corporation is terminated by us or the succeeding corporation without cause, as defined in the proposed 2015 Plan; (ii) a participant terminates his or her service with us as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change in control; or (iii) the participant terminates his or her service after there occurs a material adverse change in a participant's duties, authority or responsibilities which cause such participant's position with us to become of significantly less responsibility or authority than such participant's position was immediately prior to the change in control. The proposed 2015 Plan provides similar change in control vesting provisions for restricted stock under the plan and allows the Board of Directors to make appropriate adjustments for other stock-based awards. The provisions described above are contained in the Amended and Restated 2006 Plan in effect today and remain unchanged in the proposed 2015 Plan.

        Amendments and Termination.    The 2015 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason, is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Additionally, any amendments that materially change the terms of the proposed 2015 Plan, including any amendments that increase the number of shares reserved for issuance under the proposed 2015 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the proposed 2015 Plan, or materially change the method of determining the fair market value of our common stock, will be subject to approval by stockholders.

Duration of 2015 Stock Plan

        The proposed 2015 Plan will terminate on April 23, 2025.

Federal Income Tax Considerations

        The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2015 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2015 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.
Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under the 2015 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the 2015 Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). If stockholders approve the 2015 Plan, certain grants under our 2015 Plan, may qualify as performance-based compensation.

        The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve the proposed 2015 Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE 2015 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 4—ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

        We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        Our compensation philosophy is designed to align each executive's compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

        Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

        We achieved all of our key corporate objectives in 2014, highlighted by:

  •
  optimized GALAXY-2 operations;

  •
  implemented expanded stakeholder engagement strategies;

  •
  achieved certain cash position objectives;

  •
  began building commercial capability and infrastructure;

  •
  built our HDC platform program toward partnership opportunities; and

  •
  initiated steps to enable an NDA filing for ganetespib in the first quarter of 2016.

        Our compensation actions for 2014 reflect these achievements during the year. Based on the Company's achievement of the corporate goals identified above, the Compensation Committee awarded cash bonuses equal to 100% of each named executive officer's target bonus amount for those named executive officers that remained employed by the Company as of March 15, 2015.

        In accordance with the rules adopted by the SEC, the following resolution, commonly known as a "say-on-pay" vote, is being submitted for a stockholder vote at the Annual Meeting:

        "RESOLVED, that the compensation paid to the named executive officers of Synta Pharmaceuticals Corp., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED."

        The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal at the Annual Meeting is required to approve, on an advisory basis, this resolution.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

 CODE OF CONDUCT AND ETHICS

        We have adopted a code of conduct and ethics that applies to all of our directors and employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on the "Investors—Corporate Governance" section of our website at www.syntapharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        To be considered for inclusion in the proxy statement relating to our 2016 Annual Meeting of Stockholders, we must receive stockholder proposals no later than January 6, 2016. To be considered for presentation at the 2016 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than February 20, 2016 and no later than March 21, 2016; provided, however, that in the event that the date of the 2016 Annual Meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

        Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421.

Lexington, Massachusetts
April 30, 2015

ANNEX A

SYNTA PHARMACEUTICALS CORP.

2015 STOCK PLAN

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Synta Pharmaceuticals Corp. 2015 Stock Plan, have the following meanings:

    Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

    Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

    Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.

    Board of Directors means the Board of Directors of the Company.

    Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

    Change of Control means the occurrence of any of the following events:

          (i)    Ownership.    Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

          (ii)   Merger/Sale of Assets.    (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company's assets in a transaction requiring shareholder approval; or

          (iii)  Change in Board Composition.    A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date of adoption of the Plan, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

    provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company's assets in accordance with Section 409A of the Code

    Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

    Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

    Common Stock means shares of the Company's common stock, $.0001 par value per share.

    Company means Synta Pharmaceuticals Corp., a Delaware corporation.

    Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's or its Affiliates' securities.

    Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

    Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

    Exchange Act means the Securities Exchange Act of 1934, as amended.

    Fair Market Value of a Share of Common Stock means:

          (1)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

          (2)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

          (3)   If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

    ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

    Non-Qualified Option means an option which is not intended to qualify as an ISO.

    Option means an ISO or Non-Qualified Option granted under the Plan.

    Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

    Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

    Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and/or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles, where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

    Plan means this Synta Pharmaceuticals Corp. 2015 Stock Plan.

    Securities Act means the Securities Act of 1933, as amended.

    Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

    Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

    Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

    Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

    Survivor means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.    SHARES SUBJECT TO THE PLAN.

        (a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 8,741,000 shares of Common Stock (which includes 1,241,000 shares available for issuance under the 2006 Amended and Restated Stock Plan) or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan and (ii) any shares of Common Stock that are represented by awards granted under the Company's 2006 Amended and Restated Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date of adoption of the Plan; provided, however, that no more than 8,995,000 Shares shall be added to the Plan pursuant to this subsection (ii).

        (b)   If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify.

        Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

  b.
  Determine which Employees, directors and Consultants shall be granted Stock Rights;

  c.
  Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 1,500,000 Shares be granted to any Participant in any fiscal year;

  d.
  Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

  e.
  Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

  f.
  Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant's consent or in the event of death of the Participant the Participant's Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

  g.
  Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

  h.
  Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

        To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any "officer" of the Company as defined by Rule 16a-1 under the Exchange Act.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

          A.    Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

  a.
  Exercise Price:    Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of the grant of the Option.

  b.
  Number of Shares:    Each Option Agreement shall state the number of Shares to which it pertains.

  c.
  Vesting:    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

  d.
  Additional Conditions:    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

    i.
    The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

    ii.
    The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

  e.
  Term of Option:    Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

          B.    ISOs:    Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

  a.
  Minimum standards:    The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) and (e) thereunder.

  b.
  Exercise Price:    Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

  i.
  Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

  ii.
  More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

  c.
  Term of Option:    For Participants who own:

  i.
  Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

  ii.
  More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

  d.
  Limitation on Yearly Exercise:    The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

        Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

  (a)
  Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

  (b)
  Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

  (c)
  Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

        The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

        The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.    PERFORMANCE-BASED AWARDS.

        Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

10.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.    ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

        Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

        The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company's share register in the name of the Participant.

13.    ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

        By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, during the Participant's lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

  a.
  A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

  b.
  Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three (3) months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that for ISOs, any leave of absence granted by the Administrator of greater than ninety (90) days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

  f.
  Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

        Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

  b.
  Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant's Option Agreement:

  a.
  A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant's termination of service due to Disability;

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant's termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant's termination of service due to Disability;

  c.
  A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant's termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

  d.
  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.    EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant's Option Agreement:

  a.
  In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

  b.
  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death; and

  c.
  If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.    EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

        In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, or Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

        For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

        In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.    EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company's forfeiture or repurchase rights have not lapsed.

20.    EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Agreement, the following rules apply if the Participant's service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

  a.
  All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

  b.
  Cause is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.    EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

        The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.    EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's date of death.

23.    PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

  a.
  The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

  b.
  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.    ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

          A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

          B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options which have not yet been exercised shall terminate (all Options shall for purposes of this clause (ii) be made fully vested and exercisable immediately prior to their termination); or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (all Options shall for purposes of this clause (iii) be made fully vested and immediately exercisable immediately prior to their termination) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

        With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants the securities of any successor or acquiring entity in the Corporate Transaction or (ii)provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (all forfeiture and repurchase rights being waived upon such Corporate Transaction).

        In taking any of the actions permitted under this Paragraph 25(B), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

          C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

          D.    Adjustments to Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

          E.    Modification of Options.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a "modification" of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(B)(d).

          F.    Modification of Performance-Based Awards.    Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as "performance based compensation" under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

          G.    Change of Control.    In the event of either

          (A)  a Corporate Transaction that also constitutes a Change of Control, where outstanding Options are assumed or substituted in accordance with the first paragraph of Subparagraph B clause (i) above and, with respect to Stock Grants, in accordance with the second paragraph of Subparagraph B clause (i); or

          (B)  a Change of Control that does not also constitute a Corporate Transaction,

if within six months after the date of such Change of Control, (i) a Participant's service is terminated by the Company or an Affiliate for any reason other than Cause; or (ii) a Participant terminates his or her service as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of employment or consultancy immediately prior to the Change of Control; or (iii) the Participant terminates his or her service after there occurs a material adverse change in a Participant's duties, authority or responsibilities which causes such Participant's position with the Company to become of significantly less responsibility or authority than such Participant's position was immediately prior to the Change of Control, then all of such Participant's (i) Options outstanding under the Plan shall become fully vested and immediately exercisable as of the date of termination of such Participant, unless in any such case the Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan and

(ii) any forfeiture or repurchase rights of the Company with respect to outstanding Stock Grants that have not lapsed or expired prior to such Change of Control shall terminate as of the date of termination of such Participant.

26.    ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.    FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.    WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

30.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a "Disqualifying Disposition" of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.    TERMINATION OF THE PLAN.

        The Plan will terminate on April 23, 2025 the date which is ten (10) years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not effect any Stock Rights theretofore granted.

32.    AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator's authority to take any action permitted pursuant to Paragraph 25.

33.    EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.    SECTION 409A.

        If a Participant is a "specified employee" as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant's separation from service, or (ii) the Participant's date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant's separation from service.

        The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

35.    INDEMNITY.

        Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.    CLAWBACK

        Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company's Clawback Policy then in effect is triggered.

37.    GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 0236AB 1 U PX + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2, 3 and 4. Change of Address — Please print new address below. 01 - Keith R. Gollust 02 - Robert N. Wilson 1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate): For Withhold For Withhold For Against Abstain IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 2. Proposal to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. 4. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. 3. Proposal to approve the 2015 Stock Plan. NNNNNNNNNNNN NNNNNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext NNNNNNN 2 3 8 2 8 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 1234 5678 9012 345 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 11, 2015. Vote by Internet • Go to www.investorvote.com/SNTA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

45 HARTWELL AVENUE LEXINGTON, MA 02421 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 11, 2015 SYNTA PHARMACEUTICALS CORP. BOARD OF DIRECTORS SOLICITS THIS PROXY The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held at 9:00 a.m. ET on Thursday, June 11, 2015 at the offices of Synta Pharmaceuticals Corp. at 45 Hartwell Avenue, Lexington, MA 02421 and hereby appoints Chen Schor and Marc Schneebaum (with full power to act alone) the attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the Common Stock of Synta Pharmaceuticals Corp. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2015 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxy is instructed to vote or act as follows on the proposals set forth in the Proxy. This Proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this Proxy will be voted FOR the election of Directors and FOR Proposals 2, 3 and 4. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE! . Proxy — SYNTA PHARMACEUTICALS CORP. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q